1



                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


THIS LOAN AND SECURITY AGREEMENT (this "Agreement"), made and entered into as of the 15th day of April, 2003, by and between MVP 3, LP, a Delaware limited partnership ("Borrower"), FIFTH THIRD BANK, FLORIDA, a Florida banking corporation ("Fifth Third"), NEOGENOMICS, INC., a Florida corporation ("Corporate Guarantor"), JOHN ELLIOTT, an individual residing at 2709 Buckthorn Way, Naples, FL 34105 ("Elliott"), LARRY KUHNERT (also known as Lawrence R. Kuhnert), an individual residing at 5120 Timberview Terrace, Orlando, FL 32819 ("Kuhnert"), and STEVEN JONES, an individual residing at 1740 Persimmon Drive, Naples, FL 34109 ("Jones", and collectively, jointly and severally with Kuhnert and Elliott, referred to as "Individual Guarantors").

                                    RECITALS
                                    --------

     A. Individual Guarantors are the sole limited partners of Borrower, and the sole members of Borrower's general partner, Medical Venture Partners, LLC, a Delaware limited liability company, and both Individual Guarantors and Borrower have ownership interests in Corporate Guarantor by virtue of their ownership interests in NeoGenomics, Inc., a Nevada corporation ("Parent"), which is the parent and sole shareholder of Corporate Guarantor. Individual Guarantors and Corporate Guarantor are sometimes referred to herein jointly, severally and collectively as the "Guarantors".

     B. Borrower desires to lend money to Corporate Guarantor to be used by Corporate Guarantor for general working capital purposes, and has requested that Fifth Third provide it with certain loan facilities, the proceeds of which will be used solely to lend to Corporate Guarantor and to provide Borrower with
          ------
working capital (but not to exceed Two Hundred Fifty Thousand Dollars ($250,000.00) for such purpose).

     C. Corporate Guarantor will receive a direct benefit from the loans made to Borrower by Fifth Third as described in this Agreement, inasmuch as it is the ultimate recipient of such loan proceeds.

D. Individual Guarantors will receive both a direct and indirect benefit from the loans made to Borrower by Fifth Third as described in this Agreement, inasmuch as they would otherwise be required to personally provide all such funds to Borrower and they also will receive stock, ownership rights and other benefits from both Parent and Corporate Guarantor.

E. Fifth Third is willing to make the loans to Borrower described in this Agreement upon and subject to the terms and conditions set forth herein.

                                   PROVISIONS
                                   ----------

     NOW, THEREFORE, for and in consideration of the agreements herein contained, the parties hereby agree as follows:

     l.     INCORPORATION  OF  RECITALS.  The Recitals portion of this Agreement
            ---------------------------
is hereby incorporated by this reference as though it were fully set forth and rewritten herein, and the affirmative statements therein contained shall be deemed to be representations of Borrower, Corporate Guarantor and Individuals
Guarantors  to  Fifth  Third  which  are  hereby  ratified  and  confirmed.

2.     LOAN FACILITIES.  Fifth Third hereby agrees to lend to Borrower (a) up to
       ---------------
the maximum sum of Seven Hundred Fifty Thousand Dollars ($750,000.00) (hereinafter referred to as the "Revolving Line of Credit"), and (b) up to the maximum sum of Seven Hundred Fifty Thousand Dollars ($750,000.00) (hereinafter referred to as the "Draw Loan", and, collectively with the Revolving Line of Credit, referred to as the "Loans"), on and subject to the terms and conditions hereinafter set forth. As used in this Agreement, the term "Liabilities" or "Liability" shall mean the Loans and any and all other indebtedness, advances, obligations, covenants, undertakings and liabilities of Borrower and Corporate Guarantor (including amendments, restatements, modifications, extensions and renewals thereof) to Fifth Third or any affiliate of Fifth Third Bancorp under all documents now or hereafter executed by Borrower and/or Corporate Guarantor in favor of (or acquired by) Fifth Third or any affiliate of Fifth Third Bancorp (the "Loan Documents") or however created, direct or indirect, now existing or hereafter arising, due or to become due, absolute or contingent, participated in whole or in part, whether evidenced or created by promissory notes, agreements or otherwise, in any manner acquired by or accruing to Fifth Third or any affiliate of Fifth Third Bancorp, whether by agreement, assignment or otherwise, as well as any and all obligations of Borrower or Guarantors to Fifth Third or any affiliate of Fifth Third Bancorp, whether absolute, contingent or otherwise and howsoever and whensoever (whether now or hereafter) created, including, without limitation, (a) those created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under or in connection with (i) any and all Rate Management Agreements, and (ii) any and all cancellations, buy-backs, reversals, terminations or assignments of any Rate Management Agreement, (b) obligations of another or others guaranteed or endorsed by Borrower, and (c) whether or not presently contemplated by the parties on the date hereof, including all costs and expenses incurred in the collection of such indebtedness or the loan referred to herein, taxes levied, insurance and repairs to or for the maintenance of the Collateral hereinafter described. As used herein, "Rate Management Agreement" shall mean any agreement, device or arrangement providing for payments which are related to fluctuations of interest rates, exchange rates, forward rates, or equity prices, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and any agreement pertaining to equity derivative transactions (e.g., equity or equity index swaps, options, caps, floors, collars and forwards), including without limitation any ISDA Master Agreement between Borrower or any Guarantor and Fifth Third or any affiliate of Fifth Third Bancorp, and any schedules, confirmations and documents and other confirming evidence between the parties confirming transactions thereunder, all whether now existing or hereafter arising, and in each case as amended, modified or supplemented from time to time. As used in this Agreement, an "Advance" shall mean a sum advanced by Fifth Third from time to time under either the Revolving Line of Credit or the Draw Loan, and "Advances" shall mean all such sums collectively. As used in this Agreement, "Availability" shall mean the maximum amount permitted to be drawn by Borrower under the Draw Loan based upon the value of collateral granted by the Individual Guarantors to secure such Advances, as described in paragraph 11(c) of this Agreement and the Draw Note (as defined in paragraph 2 of this Agreement). "Initial Availability" is One Hundred Twenty-Five Thousand Dollars ($125,000.00), based upon delivery of One Thousand One Hundred Sixty (1,160) shares of stock of Lenawee Bancorp, Inc., plus Eleven Thousand Three Hundred Twenty Dollars ($11,320.00) in cash delivered to Fifth Third by Kuhnert.

     3.     TERMS  OF  LOANS.  The  specific provisions of the Revolving Line of
            ----------------
Credit, including, but not limited to, the rate of interest, term, late charge, prepayment rights, borrowing base limitations and default rate of interest, are contained in that certain "Revolving Line of Credit Promissory Note" of even date herewith from Borrower to Fifth Third (the "Line of Credit Note"), in the
form  attached  hereto  as  Exhibit  A,  as  the  same may be amended, restated,
                            ----------
modified, extended and/or replaced from time to time. The specific provisions of the Draw Loan, including, but not limited to, the rate of interest, term, late charge, prepayment rights, conditions for draws and default rate of interest, are contained in that certain "Draw Note" of even date herewith from Borrower to Fifth Third (the "Draw Note"), in the form attached hereto as Exhibit B, as the same may be amended, restated, modified, extended and/or
      ----
replaced from time to time. The Line of Credit Note and the Draw Note are sometimes collectively referred to herein as the "Notes".

     4.     EVIDENCE OF INDEBTEDNESS AND SECURITY INTEREST.  The Loans described
            ----------------------------------------------
in paragraph 2 hereof shall be evidenced by the Line of Credit Note and the Draw Note, as described in paragraph 3 hereof, each executed by Borrower in favor of Fifth Third (collectively, the "Notes"). The Notes shall be secured by:

     (a) Security Agreement executed by Borrower in favor of Fifth Third dated of even date herewith, as the same may be amended, modified, restated, replaced and extended from time to time, encumbering all business assets of Borrower, to be delivered to Fifth Third concurrent with this Agreement;

     (b) Security Agreement executed by Corporate Guarantor in favor of Fifth Third dated of even date herewith, as the same may be amended, modified, restated, replaced and extended from time to time, encumbering all business assets of Corporate Guarantor, to be delivered to Fifth Third concurrent with this Agreement;

     (c) Guaranty executed by each of the Guarantors in favor of Fifth Third dated of even date herewith, as the same may be amended, modified, restated, replaced and extended from time to time, to be delivered to Fifth Third concurrent with this Agreement;

     (d) Collateral Assignment of Loan Documents executed by Borrower and Corporate Guarantor in favor of Fifth Third dated of even date herewith, as the same may be amended, modified, restated, replaced and extended from time to time, to be delivered to Fifth Third concurrent with this Agreement;

     (e) certain key-man life insurance policies required in accordance with paragraph 11(d) of this Agreement and in the Draw Note, together with Collateral Assignments of the same in the form attached hereto as Exhibit C and
                                                                 ----------
incorporated  by  reference  herein;

     (f) Lockbox and Dominion of Funds Agreement executed by Corporate Guarantor in favor of Fifth Third dated of even date herewith, as the same may be amended, modified, restated, replaced and extended from time to time, to be delivered to Fifth Third concurrent with this Agreement;

     (g)     the  property  described  below  in  this  paragraph  4,  and

     (h) such other and additional instruments as may now or hereafter be granted by Borrower or any Guarantor to Fifth Third, including, without limitation, the collateral hereafter granted by Individual Guarantors to support Advances under the Draw Note as further described in paragraph 11(c) of this Agreement ("Additional Collateral").

     To secure the performance of this Agreement and subject only to Permitted Liens, Borrower hereby grants in favor of Fifth Third a continuing security interest in all accounts, equipment, inventory, goods, equipment, trademarks and tangible and intangible personal property of Borrower (as such terms are defined under the Uniform Commercial Code enacted in the State of Florida, as amended from time to time ("UCC")), regardless of whether the foregoing is now owned or existing or is owned, acquired or arises hereafter and the proceeds and products of all of the foregoing including, without limitation, proceeds from all eminent domain or condemnation awards or insurance covering the described property. Borrower hereby authorizes Fifth Third to file any and all UCC financing statements, amendments, continuations and/or modifications which Fifth Third deems necessary or desirable to create, maintain and/or perfect a valid first security interest created herein in such property.

     As used herein, the term "Collateral" shall include all documents, instruments and property described in (a) through (j) above (sometimes referred to as the "Loan Documents"), all Additional Collateral, and all of Borrower's and/or Corporate Guarantor's right, title and interest in any sums, documents or instruments at any time credited by or due from Fifth Third or any affiliate of Fifth Third Bancorp to Borrower or Corporate Guarantor or in the possession of Fifth Third or any affiliate of Fifth Third Bancorp, including, without limitation, deposits. Upon the occurrence of any default by Borrower, Borrower and each Guarantor hereby authorize Fifth Third to appropriate and use any of the Collateral or proceeds of the Collateral referred to in this paragraph 4 in which Fifth Third has a security interest or of which Fifth Third or any affiliate of Fifth Third Bancorp has possession and any of the sums, documents or instruments referred to in this sentence or the proceeds thereof for application against the Liabilities. Borrower shall not sell, assign, transfer or grant a security interest to any other person in, or otherwise encumber, the Collateral and sums covered by this paragraph 4 except in favor of Fifth Third. Corporate Guarantor shall not sell, assign, transfer or grant a security interest to any other person in, or otherwise encumber, the Collateral and sums covered by this paragraph 4 except in favor of Fifth Third or in favor of Borrower as collaterally assigned to Fifth Third, for Permitted Liens, or as otherwise permitted under any of the Loan Documents. As used herein the term "Person" includes natural persons, corporations (which shall be deemed to include business trusts), limited liability companies, associations and partnerships. As used herein the phrase "Permitted Liens" means the following:
(a) liens for taxes, fees, assessments or other governmental charges or levies, either not yet due and payable or being contested in good faith by appropriate proceedings with appropriate reserves for full payment of the same; (b) liens
(i) upon or in any equipment acquired or held by Borrower or Corporate Guarantor to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, but not to exceed Fifty Thousand Dollars ($50,000.00) in the aggregate, or (ii) existing on such equipment at the time of its acquisition, provided that the lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, and provided, further, that the same has been disclosed to Fifth Third in writing prior to the execution of this Agreement;
(c) leases or subleases and licenses or sublicenses granted to others in the ordinary course of Corporate Guarantor's business not interfering in any material respect with the business or financial condition of Corporate Guarantor and which do not, in the aggregate, require payments by Corporate Guarantor in excess of Fifty Thousand Dollars ($50,000.00), and any interest or title of a lessor, licensor or under any lease or license provided that such leases, subleases, licenses and sublicenses do not prohibit the grant of the security interest granted hereunder; and (d) liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or replacement lien shall be limited to the property encumbered by the existing lien and provided that the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

     5.     FINANCIAL  STATEMENTS,  BOOKS  AND  RECORDS.
            -------------------------------------------

     (a) Borrower shall furnish to Fifth Third its opening balance sheet reflecting the net worth of Borrower, which shall be certified by Borrower or otherwise in a manner satisfactory to Fifth Third. Borrower shall also furnish Fifth Third with copies of all of its federal tax returns (with all schedules) and all reports filed by it with any governmental entity or agency within ten
(10) days of filing. Notwithstanding the foregoing, Fifth Third may, at its option, upon the occurrence of any default by Borrower or Corporate Guarantor, require Borrower to furnish updated financial statements during the term of the loan on a periodic basis together with such other financial information as may from time to time be required by Fifth Third, all in form and detail reasonably satisfactory to Fifth Third.

     (b) As soon as practicable and in any event within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year Corporate Guarantor shall furnish to Fifth Third, either (i) a copy of a report on Form 10-Q, or any successor form, and any amendments thereto, filed by the Parent with the United States Securities & Exchange Commission ("SEC") with respect to the immediately preceding fiscal quarter or (ii) an unaudited consolidated balance sheet of Parent and Corporate Guarantor as of the close of such fiscal quarter and unaudited consolidated statements of income, stockholders' equity and cash flows for the fiscal quarter then ended and that portion of the fiscal year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the preceding fiscal year and prepared in accordance with generally accepted accounting principles ("GAAP"), and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by the Chief Executive Officer or Chief Financial Officer of the Parent to present fairly in all material respects the financial condition of the Parent and Corporate Guarantor as of their respective dates and the results of operations of the Parent and Corporate Guarantor for the respective periods then ended, subject to normal year end adjustments.

     (c) As soon as practicable and in any event within ninety (90) days after the end of each fiscal year Corporate Guarantor shall furnish to Fifth Third, either (i) a copy of a report on Form 10-K, or any successor form, and any amendments thereto, filed by Parent with the SEC with respect to the immediately preceding fiscal year or (ii) an audited consolidated balance sheet of the Parent and Corporate Guarantor as of the close of such fiscal year and audited consolidated statements of income, stockholders' equity and cash flows for the fiscal year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding fiscal year and prepared by an independent certified public accounting firm in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the year.

     (d) Corporate Guarantor and Borrower shall also provide Fifth Third on or before the 20th day of each calendar month, a Borrowing Base Certificate (as defined in the Line of Credit Note) and an aging (based on date of invoice) of its Accounts through the end of the prior calendar month, such report to be in form reasonably satisfactory to Fifth Third and certified as true, complete and correct by both Corporate Guarantor's and Borrower's chief financial officer.

     (e) Corporate Guarantor shall also furnish Fifth Third with copies of all federal tax returns (with all schedules) of it and/or Parent (if consolidated) and all reports filed by it or Parent with any governmental entity or agency (including, without limitation, the SEC) within ten (10) days of filing. Notwithstanding the foregoing, Fifth Third may, at its option, upon the occurrence of any default by Borrower or Corporate Guarantor, require Corporate Guarantor to furnish updated financial statements during the term of the loan on a periodic basis together with such other financial information as may from time to time be required by Fifth Third, all in form and detail satisfactory to Fifth Third.

     (f) Individual Guarantors shall each furnish to Fifth Third their respective annual federal income tax returns (with all schedules) within ten
(10) days of filing and shall provide Fifth Third, at least annually on or before April 30 of each calendar year, and at such other times as may be requested by Fifth Third, with a personal financial statement in form and with certification satisfactory to Fifth Third.

     (g) In addition to the foregoing, Borrower and Guarantors shall make or cause to be made available to Fifth Third or its representative(s) such books, records and reports (including, but not limited to, income tax returns) that in any way may reasonably pertain to said party's financial condition or the loan herein made by Fifth Third upon reasonable request therefor from time to time made by Fifth Third.

     6.     FINANCIAL  COVENANTS.  Beginning  with  the  calendar quarter ending
            --------------------
June 30, 2003, and continuing with each calendar quarter thereafter until all Loans are paid in full and there is no credit available to Borrower from Fifth Third, Corporate Guarantor's working capital as a percentage of its gross revenues shall not exceed forty percent (40%), calculated as follows: Corporate Guarantor's (a) current assets less current liabilities determined pursuant to GAAP divided by (b) Corporate Guarantor's gross revenues for the preceding four
(4) quarters, determined pursuant to GAAP. This ratio shall be measured as of the end of each calendar quarter on a rolling four (4) quarter basis and calculation of the same shall be prepared by Corporate Guarantor and submitted to Fifth Third upon the earlier of (y) within forty-five (45) days after the end of each calendar quarter except the last and within ninety (90) days after the last calendar quarter or (z) three (3) business days of the filing of any quarterly or annual reports of either Corporate Guarantor or Parent with the SEC. In the event Corporate Guarantor fails to comply with any financial covenant, availability under the Revolving Line of Credit shall be suspended until such time as Corporate Guarantor demonstrates it has achieved compliance and has paid a covenant waiver fee in an amount established by Fifth Third for any such waiver.

     7.     FEES.  On  or before Closing, Borrower shall pay to Fifth Third: (a)
            ----
a bank processing fee in the amount of Six Hundred Fifty Dollars ($650.00), (b) a commitment fee for the Revolving Line of Credit in the amount of Fifteen Thousand Dollars ($15,000.00), and (c) a commitment fee for the Draw Note in the amount of the greater of two percent (2%) of the total Initial Availability under the Draw Note or Five Thousand Dollars ($5,000.00). Borrower shall also pay at Closing all out-of-pocket expenses incurred by Fifth Third in connection with the Loans, including, without limitation, attorneys' fees and expenses, documentary stamp taxes and recording fees. In addition, at such time as there is additional Availability under the Draw Note, Borrower shall pay Fifth Third, concurrent with the first Advance under the Draw Note from such additional Availability, all out-of-pocket expenses incurred by Bank in connection with such Additional Collateral (including, without limitation, attorneys' fees and expenses, documentary stamp taxes and recording fees), together with a commitment fee in the amount of the greater of two percent (2%) of such additional Availability or Five Thousand Dollars ($5,000.00), provided that the
                                                               --------
total commitment fee payable by Borrower under the Draw Note shall not exceed Fifteen Thousand Dollars ($15,000.00).

     8.     BORROWER'S  REPRESENTATIONS,  WARRANTIES AND UNDERTAKINGS.  Borrower
            ---------------------------------------------------------
hereby represents, warrants and covenants to Fifth Third that all of the following statements are true and correct in all material respects and shall continue to be so until all Liabilities are paid in full and Fifth Third has no obligation to make further Advances:

     (a) Borrower is duly organized and validly existing under the laws of the State of Delaware. Borrower is duly qualified and is authorized to do business in all other states and jurisdictions where the character of its property or the nature of its activities make such qualification necessary;

     (b) Borrower has the right and power and is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party have been duly authorized by all necessary action and do not and will not, to the best of Borrower's knowledge, after reasonable inquiry, contravene, violate, result in a breach of or constitute a default under any of Borrower's governing documents, any applicable law, rule, regulation, order, writ, judgment, injunction, or decree, or any indenture or loan or credit agreement of Borrower;

     (c) This Agreement is, and each of the other Loan Documents to which it is a party when delivered under this Agreement will be, a legal, valid and binding obligation of Borrower enforceable against it in accordance with their respective terms, and no notice to or consent of any governmental body or any Person is needed in connection with this Agreement or any Advance under the Loans;

     (d) To the best of Borrower's knowledge, after reasonable inquiry, Borrower has, and is in good standing with respect to, all governmental consents, approvals, authorizations, permits, certificates, inspections and franchises necessary to continue to conduct its business as heretofore and/or proposed to be conducted by it and to own stock of and/or lend money to Parent and/or Corporate Guarantor as now owned and/or proposed to be owned by it;

     (e) Borrower is not a party or subject to any contract, agreement, charter or other restriction, which materially adversely affects its business or the lending of money to or ownership of stock of Parent and/or Corporate Guarantor. Borrower is not a party or subject to any contract or agreement which restricts its right or ability to incur any indebtedness which would prohibit the execution of or compliance with this Agreement by Borrower.
Borrower has not agreed or consented to cause, nor will Borrower permit in the future (upon the happening of a contingency or otherwise) the Collateral to be subject to a lien that is not permitted under this Agreement;

     (f) There are no actions, suits, proceedings or investigations pending, or to the knowledge of Borrower, threatened, against or affecting Borrower, or the business, operations, properties, prospects, profits or condition of Borrower, in any court or before any governmental authority or arbitration board or tribunal. Borrower is not in default with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal;

     (g) Neither the financial statements of Borrower, this Agreement nor any other written statement of Borrower to Fifth Third, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no material fact which Borrower has failed to disclose to Fifth Third in writing which adversely affects or, so far as Borrower can now foresee, will adversely affect the business, prospects, profits or condition (financial or otherwise) of Borrower or Corporate Guarantor or the ability of Borrower or Corporate Guarantor to perform this Agreement;

     (h) To the best of Borrower's knowledge, Borrower and Corporate Guarantor have duly complied with, and their respective property and business operations are in compliance in all material respects with, and will maintain compliance in all material respects with, the provisions of all federal, state and local laws, rules and regulations applicable to Borrower and/or Corporate Guarantor and their respective property or the conduct of their respective business, and there have been no citations, notices or orders of noncompliance issued to Borrower or Corporate Guarantor under any such law, rule or regulation, including, without limitation, any demand for reimbursement, recoupment and/or setoff from any governmental entity or Private Third Party Payor rendering payment to Corporate Guarantor. As used herein, "Private Third Party Payor" includes any insurance product, self-insured employer, or other source of payment for health care services which is not paid directly by a governmental entity under a governmental program covering the provision of health care and/or laboratory services;

     (i) Borrower shall use the loan proceeds solely for the purposes described herein and as represented in Borrower's loan request;

     (j) Borrower and/or Individual Guarantors have and will have the ability to appoint a majority of the directors of Parent;

     (k) Borrower will not agree to any termination or modification of that certain Shareholders' Agreement dated of even or approximately even date herewith executed by and among Parent, Corporate Guarantor, Individual Guarantors, Borrower and Michael T. Dent, M.D. without the prior written consent of Fifth Third;

     (l) Borrower has not employed or engaged any broker, finder or agent who may claim a commission or fee on the loan transaction described in this Agreement and Borrower hereby agrees to indemnify and hold Fifth Third harmless from any such claim or demand and litigation resulting therefrom;

     (m) Borrower shall, from time to time, upon request of Fifth Third, furnish Fifth Third with such information and documents reasonably necessary to protect Fifth Third's interest in the Collateral and to effectuate the terms of this Agreement and the other Loan Documents;

     (n) No event has occurred and no condition exists which would, upon the execution and delivery of this Agreement or Borrower's performance hereunder, constitute an event of default as hereinafter described. Borrower is not in default, and no event has occurred and no conditions exist which constitute, or which with the passage of time or the giving of notice or both would constitute, a default in the payment of any indebtedness of Borrower to any person for money borrowed which could have a material adverse effect on Borrower;

     (o) Borrower has and will maintain good and marketable title in the items of property described herein as Collateral owned by Borrower free and clear of any liens, encumbrances or adverse claims, whether legal or equitable, except for Permitted Liens or as agreed in writing by Fifth Third. Borrower shall at all times maintain such insurance, to such extent and against such risks, including, fire, theft, workmen's compensation claims, general liability and property damage, as is customary with companies in the same or similar business or as required by Bank, providing a schedule of same to Bank;

     (p) Borrower will not incur, create, assume or permit to exist any indebtedness or liability for borrowed money which could constitute a lien upon or create a security interest in its assets except (i) in favor of Fifth Third, or (ii) Permitted Liens;

     (q) Borrower will not directly or indirectly guarantee or otherwise be responsible for payment or performance of the obligations of any other Person except in favor of Fifth Third;

     (r) Borrower will not sell, transfer or otherwise dispose of all or a substantial part of its assets to any Person; will not consolidate or merge with any other Person, or acquire all or substantially all of the properties or assets of any other Person; and will not enter into any arrangement with any Person whereby it shall sell or transfer and then lease back any kind of property used in its business, whether now owned or hereafter acquired;

     (s) The financial statements and other information supplied by Borrower, Individual Guarantors and/or Corporate Guarantor for the Loans were in all material respects correct on the date supplied (subject to normal year end audit adjustments), and since their dates no material adverse change in the financial condition of Borrower, Individual Guarantors and/or Corporate Guarantor has occurred;

     (t) Borrower will not sell or offer to sell or otherwise transfer or encumber all or a part of the Collateral owned by Borrower without written consent of Fifth Third, except if the same is replaced by substitute Collateral of at least equal value or as otherwise permitted under this Agreement; Borrower will keep the Collateral owned by Borrower in good order and repair and will not destroy the Collateral. Fifth Third, at its option, may discharge taxes, liens or other encumbrances placed on the Collateral and may pay for the preservation of the Collateral. Borrower agrees to reimburse Fifth Third, upon demand, for any such expenditures;

     Each request for an Advance made by Borrower pursuant to this Agreement or any of the other Loan Documents shall constitute: (i) an automatic representation and warranty by Borrower to Fifth Third that there does not then exist any event of default; and (ii) a reaffirmation as of the date of said request that all of the representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true and correct in all material respects. The representations and warranties of Borrower contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Fifth Third and the parties thereof and the Closing of the transactions described therein or related thereto.

     9.     CORPORATE  GUARANTOR'S REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS.
            -------------------------------------------------------------------
Corporate Guarantor hereby represents, warrants and covenants to Fifth Third that all of the following statements are true and correct in all material respects and shall continue to be so until all Liabilities are paid in full and Fifth Third has no obligation to make further Advances:

     (a) Corporate Guarantor is duly organized and validly existing under the laws of the State of Florida. Corporate Guarantor is duly qualified and is authorized to do business in all other states and jurisdictions where the character of its property or the nature of its activities make such qualification necessary;

     (b) Corporate Guarantor has the right and power and is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party have been duly authorized by all necessary action and do not and will not, to the best of Corporate Guarantor's knowledge, after reasonable inquiry, contravene, violate, result in a breach of or constitute a default under any of Corporate Guarantor's governing documents, any applicable law, rule, regulation, order, writ, judgment, injunction, or decree, or any indenture or loan or credit agreement of Corporate Guarantor;

     (c) This Agreement is, and each of the other Loan Documents to which it is a party when delivered under this Agreement will be, a legal, valid and binding obligation of Corporate Guarantor enforceable against it in accordance with their respective terms, and no notice to or consent of any governmental body or any Person is needed in connection with this Agreement or any Advance under the Loans;

     (d) To the best of Corporate Guarantor's knowledge, after reasonable inquiry, Corporate Guarantor has, and is in good standing with respect to, all governmental consents, approvals, authorizations, permits, certificates, inspections and franchises necessary to continue to conduct its business as heretofore and/or proposed to be conducted by it;

     (e) Corporate Guarantor is not a party or subject to any contract, agreement, charter or other restriction, which materially adversely affects its business. Corporate Guarantor is not a party or subject to any contract or agreement which restricts its right or ability to incur any indebtedness which would prohibit the execution of or compliance with this Agreement by Corporate Guarantor. Corporate Guarantor has not agreed or consented to cause, nor will Corporate Guarantor permit in the future (upon the happening of a contingency or otherwise) the Collateral to be subject to a lien that is not permitted under this Agreement;

     (f) Except as set forth in Schedule 9(f) attached hereto, there are no actions, suits, proceedings or investigations pending, or to the knowledge of Corporate Guarantor, threatened, against or affecting Corporate Guarantor, or the business, operations, properties, prospects, profits or condition of Corporate Guarantor, in any court or before any governmental authority or arbitration board or tribunal. Corporate Guarantor is not in default with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal;

     (g) Neither the financial statements of Corporate Guarantor, this Agreement nor any other written statement of Corporate Guarantor to Fifth Third, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading.
There is no material fact which Corporate Guarantor has failed to disclose to Fifth Third in writing which adversely affects or, so far as Corporate Guarantor can now foresee, will adversely affect the business, prospects, profits or condition (financial or otherwise) of Borrower or Corporate Guarantor or the ability of Borrower or Corporate Guarantor to perform this Agreement;

     (h) To the best of Corporate Guarantor's knowledge, Corporate Guarantor has duly complied with, and its property and business operations are in compliance in all material respects with, and will maintain compliance in all material respects with, the provisions of all federal, state and local laws, rules and regulations applicable to Corporate Guarantor and its property or the conduct of its business, including, without limitation, federal, state and local laws, rules and regulations relating or pertaining to data protection, confidentiality, safe working conditions, billing and collections, referrals and laboratory and manufacturing practices, and the purchase, storage, movement, use and disposal of hazardous or potentially hazardous substances used in connection with research work and manufacturing operations (including radioactive compounds and infectious disease agents). There have been no citations, notices or orders of noncompliance issued to Corporate Guarantor under any such law, rule or regulation, including, without limitation, any demand for reimbursement, recoupment and/or setoff from any governmental entity or Private Third Party Payor rendering payment to Corporate Guarantor. As used herein, "Private Third Party Payor" includes any insurance product, self-insured employer, or other source of payment for health care services which is not paid directly by a governmental entity under a governmental program covering the provision of health care and/or laboratory services;

     (i) Corporate Guarantor shall use the loan proceeds solely for working capital purposes as described herein and as represented in Borrower's loan request;

     (j) Borrower and/or Individual Guarantors have been and will have the ability to appoint a majority of the directors of Parent;

     (k) Corporate Guarantor has not employed or engaged any broker, finder or agent who may claim a commission or fee on the loan transaction described in this Agreement and Corporate Guarantor hereby agrees to indemnify and hold Fifth Third harmless from any such claim or demand and litigation resulting therefrom;

     (l) Corporate Guarantor shall, from time to time, upon request of Fifth Third, furnish Fifth Third with such information and documents reasonably necessary to protect Fifth Third's interest in the Collateral and to effectuate the terms of this Agreement and the other Loan Documents;

     (m) No event has occurred and no condition exists which would, upon the execution and delivery of this Agreement or Corporate Guarantor's performance hereunder, constitute an event of default as hereinafter described. Corporate Guarantor is not in default, and no event has occurred and no conditions exist which constitute, or which with the passage of time or the giving of notice or both would constitute, a default in the payment of any indebtedness of Corporate Guarantor to any person for money borrowed which could have a material adverse effect on Corporate Guarantor;

     (n) Corporate Guarantor has and will maintain good and marketable title in the items of property described herein as Collateral free and clear of any liens, encumbrances or adverse claims, whether legal or equitable, except for Permitted Liens or as agreed in writing by Fifth Third. Corporate Guarantor shall at all times maintain such insurance, to such extent and against such risks, including, fire, theft, workmen's compensation claims, general liability and property damage, as is customary with companies in the same or similar business or as required by Bank, providing a schedule of same to Bank;

     (o) Corporate Guarantor will not incur, create, assume or permit to exist any indebtedness or liability for borrowed money which could constitute a lien upon or create a security interest in its assets except (i) in favor of Fifth Third or Borrower, (ii) Permitted Liens or (iii) for taxes and assessments which may be a lien but are not due and payable;

     (p) Corporate Guarantor will not directly or indirectly guarantee or otherwise be responsible for payment or performance of the obligations of any other Person except in favor of Fifth Third;

     (q) Corporate Guarantor will not sell, transfer or otherwise dispose of all or a substantial part of its assets to any Person; will not consolidate or merge with any other Person, or acquire all or substantially all of the properties or assets of any other Person unless, with respect to any merger, (i) such Person is organized under the law of the United States or one of its states, (ii) the Corporate Guarantor is the corporation surviving such merger, and (iii) immediately prior to and after giving effect to such merger, no Default or Event of Default exists or would exist; will not enter into any arrangement with any Person whereby it shall sell or transfer and then lease back any kind of property used in its business, whether now owned or hereafter acquired; and will not, without the prior written consent of Fifth Third,;

     (r) The financial statements and other information supplied by Borrower and/or Corporate Guarantor for the Loans were in all material respects correct on the date supplied (subject to normal year end audit adjustments), and since their dates no material adverse change in the financial condition of Borrower and/or Corporate Guarantor has occurred;

     (s) Corporate Guarantor will not sell or offer to sell or otherwise transfer or encumber all or a part of the Collateral owned by Corporate Guarantor without written consent of Fifth Third or as otherwise permitted by this Agreement, except if the same is replaced by substitute Collateral of at least equal value; Corporate Guarantor will keep the Collateral owned by Corporate Guarantor in good order and repair and will not destroy the Collateral. Fifth Third, at its option, may discharge taxes, liens or other encumbrances placed on the Collateral and may pay for the preservation of the Collateral. Corporate Guarantor agrees to reimburse Fifth Third, upon demand, for any such expenditures;

     (t) Corporate Guarantor has not received notice from any governmental entity (including federal, state or local) that Corporate Guarantor has received a material overpayment on accounts, which material overpayment (in excess of any related provision for the same on that person's financial statements and records) would decrease the overall value of the accounts of the Corporate Guarantor by in excess of Twenty-Five Thousand Dollars ($25,000.00);

     (u) Corporate Guarantor will promptly and immediately notify Fifth Third upon receipt of any notice of overpayment of Twenty-Five Thousand Dollars ($25,000.00) or more in excess of the related provision on the books of the affected person ("Extraordinary Overpayment") and of any attempt by any governmental entity or any Private Third Party Payor to recoup such Extraordinary Overpayment. As used herein, "Private Third Party Payor" includes any insurance product, self-insured employer, or other source of payment for health care services which is not paid directly by a governmental entity under a governmental program covering the provision of health care and/or laboratory services.

     Each request for an Advance made by Borrower pursuant to this Agreement or any of the other Loan Documents shall constitute: (i) an automatic representation and warranty by Corporate Guarantor to Fifth Third that there does not then exist any event of default; and (ii) a reaffirmation by Corporate Guarantor as of the date of said request that all of the representations and warranties of Corporate Guarantor contained in this Agreement and the other Loan Documents are true and correct in all material respects. The representations and warranties of Corporate Guarantor contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Fifth Third and the parties thereof and the Closing of the transactions described therein or related thereto.

     10.     EXISTENCE  AND AUTHORITY; OTHER DOCUMENTS.  At or prior to Closing,
             -----------------------------------------
Borrower  shall  furnish  to  Fifth  Third:

     (a) A true, correct and complete copy of all governing documents of Borrower and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of formation, or by the general partner of Borrower for documents not required to be filed;

     (b) A true, correct and complete copy of all governing documents of Corporate Guarantor and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation, or by the secretary of Corporate Guarantor for documents not required to be filed;

     (c) Certified copy of resolutions and incumbency certificates from Borrower authorizing the execution, delivery and consummation of the transactions contemplated by this Agreement and all other documents or instruments to be executed and delivered in conjunction herewith;

     (d) Certified copy of resolutions and incumbency certificates from Corporate Guarantor authorizing the execution, delivery and consummation of the transactions contemplated by this Agreement and all other documents or instruments to be executed and delivered in conjunction herewith;

     (e) A certificate issued by the Secretary of State or other appropriate official of Corporate Guarantor's jurisdiction of incorporation evidencing Corporate Guarantor's authority to do business; and

     (d) Such other documents, instruments, certificates, agreements or information as Fifth Third shall request in connection with the matters and transactions contemplated by this Agreement and the other Loan Documents.

     11.     ADDITIONAL  CONDITIONS  TO  CLOSING  AND/OR  ADVANCES.
             -----------------------------------------------------

     (a)     Control  of  Parent.  At  Closing, Borrower must demonstrate to the
             -------------------
sole satisfaction of Fifth Third and its counsel, that Borrower, collectively with Individual Guarantors and Medical Venture Partners, LLC (the general partner of Borrower), has control of, or has the ability to assume control of, the Board of Directors of Parent, and must at all times until the Liabilities are paid in full and Fifth Third has no obligation to make any further Advances, maintain such control or ability to assume control. Borrower shall provide additional ongoing evidence of such control and/or ability to control to Fifth Third within thirty (30) days of Fifth Third's request for the same.

     (b)     Borrowing  Base.  No Advances will be made under the Revolving Line
             ---------------
of Credit if such amount, together with all outstanding and unpaid advances under the Revolving Line of Credit, would exceed the Borrowing Base, as defined in the Line of Credit Note.

     (c)     Additional  Collateral.  No  Advances  will  be made under the Draw
             ----------------------
Loan in excess of the Availability. The amount of Availability shall be equal to twice the lending value (calculated by Fifth Third pursuant to its standard lending policies in effect from time to time) of Additional Collateral provided by the Individual Guarantors from time to time. Collateral specifically described in paragraph 4 shall not constitute Additional Collateral or create any Availability in excess of the Initial Availability. Availability shall be increased from time to time in increments of at least Two Hundred Fifty Thousand Dollars ($250,000.00) or such lesser amount as may be acceptable to Fifth Third, with Additional Collateral provided in increments of at least One Hundred Twenty-Five Thousand Dollars ($125,000.00) or such lesser amount as may be acceptable to Fifth Third. All Additional Collateral must be acceptable to Fifth Third in its sole discretion. The delivery of Additional Collateral shall not create Availability unless and until Fifth Third shall have received such additional documents, instruments and/or certifications as it shall deem necessary to create, perfect and/or maintain a security interest and/or lien on such Additional Collateral in favor of Fifth Third.

     (d)     Key-Man Life Insurance.  Upon the earlier of thirty (30) days after
             ----------------------
Closing or any increase in Availability under the Draw Note in excess of Two Hundred Fifty Thousand Dollars ($250,000.00), Borrower will obtain key-man life insurance in an amount at least equal to Seven Hundred Fifty Thousand Dollars ($750,000.00) in the aggregate on the lives of the Individual Guarantors, naming Fifth Third as beneficiary to the extent of amounts owed from time to time under the Draw Loan, and shall deliver to Fifth Third a Collateral Assignment of Life Insurance in the form of Exhibit C hereto for such policy(ies). Fifth
                                   ---------
Third covenants and agrees that it shall only seek and retain from any such policy proceeds equal to the then outstanding amounts due and payable under the Draw Note.

     (e)     Lockbox.  At Closing, Corporate Guarantor shall execute and deliver
             -------
to Fifth Third, and shall thereafter at all times until the Liabilities are paid in full and Fifth Third has no obligation to make any Advances, maintain an agreement pursuant to which all accounts receivable payable to Corporate Guarantor are deposited into a lockbox over which Fifth Third has dominion. Such agreement shall be irrevocable as to all accounts receivable debtors other
                                                                           -----
than  governmental  agencies  and/or  payors.
----

     (f)     Dividends.  Any  and  all  dividends  payable by Parent to Borrower
             ---------
and/or Medical Venture Partners, LLC shall be payable to Fifth Third to be applied towards principal, interest and fees accruing under the Draw Note, in such order as Fifth Third may in its sole discretion determine.

     (g)     Payments  from  Corporate  Guarantor  to  Borrower.  Any  and  all
             --------------------------------------------------
interest, principal and late fees paid by Corporate Guarantor to Borrower and/or Individual Guarantors under or pursuant to the terms and conditions of any loan(s) made by Borrower to Corporate Guarantor and/or Individual Guarantors (other than interest payments made by Corporate Guarantor to Borrower in excess of those interest payments owed by Borrower to Fifth Third) shall be payable directly to Fifth Third, to be applied by Fifth Third towards payment due under the Notes, in such order and manner as Fifth Third may determine in its sole discretion.

     (h)     Distribution  of Advances.  All Advances made hereunder pursuant to
             -------------------------
the Revolving Line of Credit shall be deposited into an account maintained by Borrower with Fifth Third and then immediately transferred to an account
                                         -----------
maintained by Corporate Guarantor with Fifth Third. Borrower shall identify specifically the purpose for each Advance made hereunder pursuant to the Draw Loan, and Advances to be loaned to Corporate Guarantor shall be deposited into an account maintained by Borrower with Fifth Third and then immediately
                                                                     -----------
transferred to an account maintained by Corporate Guarantor with Fifth Third. All Advances made hereunder pursuant to the Draw Loan which are not to be loaned
                                                                ---
to Corporate Guarantor (such Advances not to exceed Two Hundred Fifty Thousand Dollars ($250,000.00) in the aggregate) shall be deposited into an account maintained by Borrower with Fifth Third.

     12.     BORROWER'S  AFFIRMATIVE  AGREEMENTS.  In  addition  to  any  other
             -----------------------------------
covenants and agreements of Borrower hereunder, Borrower agrees that from the date hereof and until payment in full of all Liabilities and termination of Fifth Third's obligation to make Advances, unless Fifth Third shall otherwise consent in writing, it shall (a) cause to be done all things reasonably needed to preserve its rights and franchises and make good faith efforts to comply with all laws applicable to it; continue to conduct its business substantially as it has during the present year or as it has represented same to Fifth Third; and, at all times, maintain such insurance, to such extent and against such risks, including, fire, theft, workmen's compensation claims, general liability and property damage, as is customary with companies in the same or similar business, providing a schedule of same to Fifth Third; (b) promptly pay all of its obligations, and all taxes, assessments and governmental charges imposed upon it and its business operations before they are in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a lien upon its properties; (c) promptly notify Fifth Third of any default by Borrower or Corporate Guarantor relating to any indebtedness of Borrower or Corporate Guarantor or any material, contractual obligation of Borrower or Corporate Guarantor; (d) protect, indemnify, defend and save harmless, Fifth Third, any affiliate of Fifth Third Bancorp, and their respective directors, officers, agents and employees from and against any and all liability, expense or damage of any kind or nature and from any suits, claims or demands, including reasonable legal fees and expenses on account of any matter or thing or action or failure to act of Fifth Third or such affiliate of Fifth Third Bancorp, whether in suit or not, arising out of this Agreement or any Loan Documents or Security Instrument (as defined in either of the Notes) or in connection herewith or therewith unless said suit, claim or damage is caused by the sole negligence or willful malfeasance of Fifth Third or such affiliate of Fifth Third Bancorp; (e) establish and maintain its primary depository relationship with Fifth Third; and (f) at Fifth Third's request, promptly execute or cause to be executed and deliver to Fifth Third any and all documents, instruments, agreements and information deemed necessary by Fifth Third, in Fifth Third's reasonable discretion, to perfect or to continue the perfection of Fifth Third's liens created hereunder, to facilitate the collection of the Collateral or otherwise to give effect to or carry out the terms or intent of this Agreement or any of the other Loan Documents. The indemnification set forth herein shall survive the Closing of the transaction and the repayment of all Liabilities incurred under the Loan Documents.

     13.     CORPORATE  GUARANTOR'S  AFFIRMATIVE AGREEMENTS.  In addition to any
             ----------------------------------------------
other covenants and agreements of Corporate Guarantor hereunder, Corporate Guarantor agrees that from the date hereof and until payment in full of all Liabilities and termination of Fifth Third's obligation to make Advances, unless Fifth Third shall otherwise consent in writing, it shall (a) cause to be done all things reasonably needed to preserve its rights and franchises and make good faith efforts to comply with all laws applicable to it; continue to conduct its business substantially as it has during the present year or as it has represented same to Fifth Third; and, at all times, maintain such insurance, to such extent and against such risks, including, fire, theft, workmen's compensation claims, general liability and property damage, as is customary with companies in the same or similar business, providing a schedule of same to Fifth Third; (b) promptly pay all of its obligations, and all taxes, assessments and governmental charges imposed upon it and its business operations before they are in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a lien upon its properties; (c) promptly notify Fifth Third of any default by Borrower or Corporate Guarantor relating to any indebtedness of Borrower or Corporate Guarantor or any material, contractual obligation of Borrower or Corporate Guarantor; (d) protect, indemnify, defend and save harmless, Fifth Third, any affiliate of Fifth Third Bancorp, and their respective directors, officers, agents and employees from and against any and all liability, expense or damage of any kind or nature and from any suits, claims or demands, including reasonable legal fees and expenses on account of any matter or thing or action or failure to act of Fifth Third or such affiliate of Fifth Third Bancorp, whether in suit or not, arising out of this Agreement or any Loan Documents or Security Instrument (as defined in either of the Notes) or in connection herewith or therewith unless said suit, claim or damage is caused by the sole negligence or willful malfeasance of Fifth Third or such affiliate of Fifth Third Bancorp; and (e) at Fifth Third's request, promptly execute or cause to be executed and deliver to Fifth Third any and all documents, instruments, agreements and information deemed necessary by Fifth Third, in Fifth Third's reasonable discretion, to perfect or to continue the perfection of Fifth Third's liens created hereunder, to facilitate the collection of the Collateral or otherwise to give effect to or carry out the terms or intent of this Agreement or any of the other Loan Documents, specifically excluding, however, any patient records. The indemnification set forth herein shall survive the Closing of the transaction and the repayment of all Liabilities incurred under the Loan Documents.

     14.     BORROWER'S  NEGATIVE COVENANTS.  In addition to any other covenants
             ------------------------------
and agreements of Borrower hereunder, Borrower agrees that from the date hereof and until payment in full of all Liabilities and termination of Fifth Third's obligation to make Advances, unless Fifth Third shall otherwise consent in writing, it shall not: (a) incur or permit to exist any indebtedness or liability for borrowed money, except for the Liabilities, the existing indebtedness set forth on Schedule 14(a) attached hereto, or as approved by Fifth Third; (b) incur or permit to exist any lien or other encumbrance on the Collateral other than in favor of Fifth Third or as permitted hereunder; (c) guarantee or otherwise be responsible for obligations of any other Person except in favor of Fifth Third or any affiliate of Fifth Third Bancorp; (d) to the extent the following would cause a material adverse effect on Borrower's ability to perform its obligations hereunder, make any substantial change in its present business or engage in any activities apart from its present business; dissolve, merge or consolidate with or into any other Person, or otherwise change its identity or corporate structure, , or all or a substantial part of its assets, whether now owned or hereinafter acquired, change its corporate or tradename, or change its chief executive and/or operating offices; and (e) create, incur, assume or suffer to exist any lease obligation other than Permitted Liens or lease obligations incurred in the ordinary course of business, make any investment in, or make any loan or advance to, any Person, or purchase or acquire obligations owned by others.

     15.     CORPORATE GUARANTOR'S NEGATIVE COVENANTS.  In addition to any other
             ----------------------------------------
covenants and agreements of Corporate Guarantor hereunder, Corporate Guarantor agrees that from the date hereof and until payment in full of all Liabilities and termination of Fifth Third's obligation to make Advances, unless Fifth Third shall otherwise consent in writing, it shall not: (a) incur or permit to exist any indebtedness or liability for borrowed money in excess of Fifty Thousand Dollars ($50,000.00), except for the Liabilities or as approved by Fifth Third;
(b) incur or permit to exist any lien or other encumbrance on the Collateral other than in favor of Fifth Third or as permitted hereunder; (c) guarantee or otherwise be responsible for obligations of any other Person except in favor of Fifth Third or any affiliate of Fifth Third Bancorp; (d) to the extent the following would cause a material adverse effect on Borrower's ability to perform its obligations hereunder, make any substantial change in its present business or engage in any activities apart from its present business; dissolve, merge or consolidate with or into any other Person, or otherwise change its identity or corporate structure, , or all or a substantial part of its assets (except for inventory in the ordinary course of business) whether now owned or hereinafter acquired, change its corporate or tradename, or change its chief executive and/or operating offices; ; and (e) create, incur, assume or suffer to exist any lease obligation in excess of Fifty Thousand Dollars ($50,000.00), other than Permitted Liens or lease obligations incurred in the ordinary course of business, make any investment in, or make any loan or advance to, any Person, or purchase or acquire obligations owned by others.

     16.     EVENTS  OF  DEFAULT.  The  following  are  Events  of  Default:
             -------------------

     (a)     Payment.  Default  in  the payment of any Liability within ten (10)
             -------
days of when due, or default with respect to any indebtedness (other than the Liabilities) of Borrower when due or default in the performance of any other obligation incurred in connection with any indebtedness of Borrower or any Guarantor for borrowed money, subject to any applicable grace or cure periods, if the effect of such default is the accelerated maturity of such indebtedness;

     (b)     Breach  of  Representations  or  Warranties.  The  breach of any of
             -------------------------------------------
Borrower's or any Guarantor's representations, covenants, agreements or warranties contained in this Agreement (including, without limitation, those set forth in Section 11 of this Agreement) or under the Loan Documents or any Security Instrument (as defined in either of the Notes) in any material respect or the same being misleading in any material respect or the breach of any representations or warranties contained in any other instrument executed in favor of Fifth Third or any affiliate of Fifth Third Bancorp;

     (c)     Payment  of  Over-Advance.  Refusal  or  failure  to pay amounts in
             -------------------------
excess of the Borrowing Base ("Over-Advance") within ten (10) days after the occurrence of such Over-Advance;

          (d)     Other  Terms,  Covenants  or  Agreements.  Default  in  the
                  ----------------------------------------
performance of any other term, covenant, condition, obligation or agreement of this Agreement, any Guaranty, any Security Instrument (as defined in either of the Notes) or any Loan Document which continues unremedied for thirty (30) days after written notice of such event to Borrower or Guarantor (as the case may be) from Fifth Third, or any material event of default on the part of Borrower or any Guarantor due to non-performance under any loan, agreement, document or instrument to which Borrower or any Guarantor is now or hereafter a party, or by which any of Borrower's or Guarantor's property is bound, which default or event of default is not cured within the period of grace, if any, provided therein;

     (e)     Liens,  Sales,  Conveyances, etc.  Any sale, conveyance or transfer
             ---------------------------------
of any rights in the Collateral securing the Liabilities, or any destruction, loss or damage of or to the Collateral in any material respect other than a Permitted Lien or as expressly permitted pursuant to this Agreement, or the creation of any lien on the Collateral (except a Permitted Lien, a lien to Secured Party or as expressly agreed by Secured Party in writing.)

     (f)     Maintenance  of  Insurance.  Failure  of  Borrower  or  Corporate
             --------------------------
Guarantor to maintain any insurance required under the terms of any Security Instrument.

     (g)     Voluntary  Actions.  Borrower  shall  apply  for  or consent to the
             ------------------
appointment of a receiver, trustee or liquidator for itself or for any of its properties or assets, admit in writing the inability to pay debts, make a general assignment for the benefit of creditors, be adjudicated bankrupt or insolvent, or file a voluntary petition under any bankruptcy law, or a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, or liquidation law, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or any of the foregoing shall occur with respect to any Guarantor;

     (h)     Involuntary  Actions.  An  order  shall  be  entered,  without  the
             --------------------
application or consent of Borrower, by any court approving a petition seeking reorganization of Borrower or of all or a substantial part of the properties or assets of Borrower or appointing a receiver, trustee or liquidator of Borrower and such order shall continue unstayed and in effect for a period of thirty
(30) days or more, or the institution of any garnishment proceedings by attachment, levy or otherwise, against any deposit balance maintained or any property deposited with Fifth Third by Borrower and such proceeding is not discharged within ten (10) days of its commencement, or any of the foregoing shall occur with respect to any Guarantor or Parent.

     17.     ACTION  UPON DEFAULT.  Upon the occurrence of any Event of Default,
             --------------------
in addition to all rights and remedies available to it at law or in equity (which rights and remedies are expressly reserved by Fifth Third) Fifth Third may, upon notice to Borrower, at its election (but without any obligation to do so), without further demand or notice of any kind or any appraisal or evaluation, all of which are hereby expressly waived by Borrower:

     (a) Cease making any Advances under either or both of the Revolving Line of Credit or the Draw Loan;

     (b) Pay any taxes, discharge any lien, procure any insurance, pay any contractor, subcontractor, materialman or supplier or cure any default by Borrower or Corporate Guarantor and the costs thereof shall be deemed Liabilities bearing interest at the highest Default Rate under the Notes and secured by the Security Instruments (as defined in either of the Notes), and/or the Collateral;

     (c) Declare either or both of the Notes and any or all Liabilities due and payable forthwith in full, both as to principal and interest, anything contained in this Agreement or the Loan Documents to the contrary notwithstanding (which shall be automatic upon the occurrence of any event described in 16(g) or 16(h) above).

     Fifth Third may proceed to the enforcement of this Agreement or any other Loan Documents with its rights and remedies as provided by law or equity against any Collateral in any combination or order as Fifth Third shall choose.

     18.     FURTHER  FIFTH  THIRD RIGHTS.  Without limiting any other provision
             ----------------------------
contained herein, should any or all Liabilities become forthwith due and payable as set forth in paragraph 17 above, Fifth Third may sell or deliver the Collateral or any part thereof, in good faith at any broker's board, or at public or private sale, in whole at any time or in part from time to time within Florida or elsewhere, for cash, upon credit or for future delivery and at such place or prices as it shall deem satisfactory. Fifth Third may be a good faith purchaser of any Collateral and may apply to the purchase price of the Collateral any amounts due and unpaid as Liabilities. Any such sales shall be free from any right or equity of redemption in Borrower or any Guarantor, which right or equity, if any, is hereby expressly waived and released by Borrower and all Guarantors. In case of any sale by Fifth Third of any of the Collateral on credit or for future delivery, the Collateral sold may be retained by Fifth Third until the selling price is paid by the purchaser, but Fifth Third shall incur no liability in case of a failure of the purchaser to take up or pay for the Collateral so sold. In case of any such failure, such Collateral so sold may be again similarly sold. In lieu of exercising a power of sale hereunder conferred upon it, Fifth Third may, in its sole discretion, proceed by suit or suits at law or in equity to enforce the security interest and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. Borrower and Guarantors each authorize Fifth Third, in connection with any sale, assignment, transfer or delivery for the purpose of enforcing this Agreement, to execute and deliver such bills of sale, assignments and other instruments that the Fifth Third shall consider necessary. Nevertheless, Borrower and Guarantors each agree, if requested by Fifth Third, to ratify and confirm any such sale, assignment, transfer or delivery by executing and delivering to Fifth Third or any purchaser all bills of sale, assignments, releases and other proper instruments or documents to effect such ratification and confirmation as may be designated at any such request. The proceeds of such sales may be applied to the Liabilities in any manner or order Fifth Third desires. Fifth Third shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted in Florida and under any other applicable law.

     19.     NO  WAIVER.  The  failure  of  Fifth  Third  to  insist upon strict
             ----------
compliance with and performance of any of the terms and conditions of this Agreement shall not constitute a waiver of any such term or condition. Any waiver granted hereunder shall be in writing signed by Fifth Third and shall apply only to the specific instance referenced therein and only for that specific time. Any waiver granted for one event shall not constitute a waiver of any same or similar condition or event occurring at a subsequent date. No waiver by Fifth Third of any Event of Default shall be held or construed to be a waiver of any other Event of Default whether or not subsequently occurring. No Advances under this Agreement shall constitute a waiver of any of the conditions of the Fifth Third's obligation to make further Advances, nor, in the event Borrower is unable to satisfy any such condition, shall any such failure to insist upon strict compliance have the effect of precluding Fifth Third from thereafter declaring such inability to be an Event of Default as herein provided. The remedies set forth herein are cumulative and are in addition to any other remedies available to Fifth Third by law or equity or by any other documents executed by Borrower or any Guarantor in connection with this loan, and Fifth Third may pursue any one, several or all of said remedies upon the occurrence of any Event of Default.

     20.     GENERAL  CONDITIONS.
             -------------------

     (a)     Indemnity.  Borrower  and each of the Guarantors hereby indemnifies
             ---------
and agrees to defend and hold harmless each of Fifth Third and any affiliate of Fifth Third Bancorp and their respective directors, officers, agents and employees, from and against any and all liabilities, claims, charges, losses, expenses (including, without limitation, attorneys' fees and disbursements) or damages of any kind or nature, or otherwise which may arise in connection with this Agreement or any of the other Loan Documents or the consummation of the transactions contemplated herein or therein, except to the extent any such liabilities, claims, charges, losses, expenses or damages arise solely and directly out of the gross negligence or willful misconduct of Fifth Third or any affiliate of Fifth Third Bancorp or their respective directors, officers, agents or employees.

     (b)     Submission  of  Evidence.  Any  condition  of  this Agreement which
             ------------------------
requires the submission of evidence of the existence or non-existence of a specified fact or facts implies as a condition the existence or non-existence, as the case may be, of such fact or facts, and Fifth Third shall, at all times, be free to independently establish to its satisfaction such existence or non-existence.

     (c)     Fifth Third Sole Beneficiary.  All terms, provisions, covenants and
             ----------------------------
other conditions of the obligations of Fifth Third to make Advances hereunder are imposed solely and exclusively for the benefit of Fifth Third and its successors and assigns, and no other person shall have standing to require satisfaction of such terms, covenants and other conditions in accordance with their terms or be deemed to be a beneficiary of such terms, covenants and other conditions, any or all of which may be freely waived, in whole or in part, by Fifth Third at any time if, in Fifth Third's sole discretion, Fifth Third deems it advisable or desirable to do so.

     (d)     Severability  of Provisions.  Any provision of this Agreement which
             ---------------------------
is prohibited or unenforceable in the State of Florida or in any jurisdiction in the United States shall, as to the State of Florida or such jurisdiction in the United States, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     (e)     Headings.  The  headings and captions of various paragraphs of this
             --------
Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     (f)     No  Joint  Venture.  Neither  Borrower,  Corporate Guarantor or any
             ------------------
Individual Guarantor are and shall not be deemed to be a joint venturer with, or an agent of, Fifth Third for any purpose.

     (g)     Incorporation  By  Reference.  Borrower  and  Guarantors agree that
             ----------------------------
until this Agreement is terminated by the repayment to Fifth Third and any affiliate of Fifth Third Bancorp of all principal and interest due and owing on both of the Notes, any of the Liabilities, and other sums due and owing pursuant to the other Loan Documents, either of the Notes, the Security Instruments (as defined in either of the Notes), and the other Loan Documents shall be made subject to all the terms, covenants, conditions, obligations, stipulations and agreements contained in this Agreement to the same extent and effect as if fully set forth in and made a part of the Notes, such Security Instruments, and the other Loan Documents. In the event of a direct conflict between any of the Loan Documents and the provisions of this Agreement, this Agreement shall be controlling.

     (h)     Further  Assurances.  Borrower and Guarantors hereby agree promptly
             -------------------
to execute and deliver such additional documents, agreements and instruments and promptly to take such additional action as Fifth Third may at any time and from time to time reasonably request in writing in order for Fifth Third to obtain the full benefits and rights granted or purported to be granted by this Agreement.

     21.     INSPECTIONS.  Fifth  Third, through its officers, agents, employees
             -----------
or designees, shall have the right at all reasonable times to examine the books, records, accounting data and other documents of Borrower and/or Corporate Guarantor and to make extracts therefrom or copies thereof. Said books, records and documents shall be made available to Fifth Third, its officers, agents and employees promptly (and in any event within three (3) business days) upon written demand therefor. Notwithstanding the foregoing or any other provision of this Agreement, Fifth Third acknowledges that at no time will it be permitted, or have a right to, access to any private patient records.

     22.     COSTS  AND EXPENSES.  Borrower shall pay all expenses incidental to
             -------------------
the making and administration of this loan, including, but not limited to, pre-Closing, Closing and post-Closing expenses, commitment fees, recording and filing fees, appraisal fees, attorneys' fees and any and all other out-of-pocket expenses or fees incurred in connection with the negotiation, preparation, review, amendment or modification of the documents relating to the Loans, the administration of the Loans, or the enforcement of any of Fifth Third's rights. Borrower agrees that Fifth Third's determination that an expense is a necessary expense incidental to the making or administration of the Loans shall constitute a conclusive determination of Borrower's obligation to pay such expenses.

     23.     NOTICES.  Any  notices  required to be given herein by any party to
             -------
the other shall be in writing and either personally delivered or sent registered or certified mail, postage prepaid, return receipt requested, to:

     Borrower:            MVP  3,  LP
                          c/o  Medical  Venture  Partners,  LLC
                          1740  Persimmon  Drive
                          Naples,  FL  34109
                          Attention:  Steven  Jones,  Member

     Corporate  Guarantor:NeoGenomics,  Inc.
                          1726  Medical  Blvd.,  Suite  101
                          Naples,  FL  34110
                          Attention:  Michael  T.  Dent,  M.D.,  President

     Individual
     Guarantors:          To  the  addresses  set  forth  above.

     Fifth  Third:        Fifth  Third  Bank,  Florida,  Florida
                          999  Vanderbilt  Beach  Road
                          P.O.  Box  413021
                          Naples,  Florida  34103
                          Attention:   Scott  D.  Koenig,  Vice  President

or such other address as either party hereafter designates to the other in writing as aforesaid.

     24.     MISCELLANEOUS.  No right, interest or benefit of Borrower hereunder
             -------------
shall be assigned or otherwise transferred by it. This Agreement, the Notes, the Loan Documents and any other documents required to be executed and delivered by Borrower or any of the Guarantors in accordance with this Agreement, constitute the entire and complete agreement by and between Fifth Third and Borrower concerning the Loans described in this Agreement. In the event of any conflict or inconsistency between this Agreement and any of the other Loan Documents, the terms of this Agreement shall govern. No change, amendment or modification of or to this Agreement, the Notes, the Loan Documents and/or any of the other documents executed and delivered by Borrower or any of the Guarantors shall be binding unless in writing and signed by Fifth Third. All representations, warranties and agreements herein contained shall survive the Closing. This Agreement is made and entered into for the sole protection and benefit of Fifth Third, affiliates of Fifth Third Bancorp, Borrower, and their respective successors and assigns, and no other person shall have any right of action hereon. Time is of the essence hereof. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders.

     25.     GOVERNING LAW; CONSENT TO FORUM.  This Agreement and all other Loan
             -------------------------------
Documents have been negotiated, executed and delivered at and shall be deemed to have been made in the State of Florida. This Agreement and all other Loan Documents shall be governed by and construed in accordance with the laws of the State of Florida; provided, however, that if any of the Collateral shall be
                     --------   -------
located in any jurisdiction other than Florida, the laws of such jurisdiction shall govern the method, manner and procedure for foreclosure of Fifth Third's lien upon such Collateral and the enforcement of Fifth Third's other remedies with respect to such Collateral to the extent that the laws of such jurisdiction are different from or inconsistent with the laws of Florida. As part of the consideration for new value this day received, Borrower and Guarantors each hereby consent and submit to the personal jurisdiction of the Circuit Court for Collier County, Florida and the United States District Court for the Middle District of Florida, and waive personal service of any and all process upon it and consent that all such service of process be made by certified or registered mail directed to such party at the address stated in paragraph 23, with service so made deemed to be completed upon actual receipt thereof. Borrower and each of the Guarantors waive any objection to jurisdiction and venue of any action instituted against it as provided herein and agree not to assert any defense based on lack of jurisdiction or venue.

     26.     WAIVER  OF  RIGHT TO TRIAL BY JURY.  BORROWER, CORPORATE GUARANTOR,
             ----------------------------------
INDIVIDUAL  GUARANTORS,  AND  FIFTH  THIRD  EACH  HEREBY  UNCONDITIONALLY  AND
IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR CROSS-CLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE
RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, THE LIABILITIES, ANY COLLATERAL OR ANY TRANSACTION ARISING THEREFROM OR RELATED THERETO.

     27.     CLOSING.  All references herein to the "Closing" shall be deemed to
             -------
refer to the actual date on which this Agreement is fully executed and delivered to Fifth Third.

     IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized officers of Borrower, Corporate Guarantor and Fifth Third and by the Individual Guarantors as of the day and year first above written.

Signed  In  the  Presence  of:     Fifth  Third:

FIFTH  THIRD  BANK,  FLORIDA

Print  Name

By:
Print  Name: Scott  D.  Koenig,  Vice  President

Borrower:

MVP  3,  LP,  a  Delaware  limited  partnership

Print  Name

By:     Medical  Venture  Partners,  LLC,  a
        Delaware  limited  liability  company,  its  general  partner

Print  Name:
By:
   Steven  Jones,  Member

Corporate  Guarantor:

NEOGENOMICS,  INC.,  a  Florida  corporation

Print  Name

By:
Print  Name:          Michael  T.  Dent,  M.D.,  President

Individual  Guarantors:

Print  Name


Print  Name:  John  Elliott


Print  Name


Print  Name: Larry  Kuhnert  (aka  Lawrence  R.  Kuhnert)


                       [SIGNATURES CONTINUE ON NEXT PAGE]


Print  Name


Print  Name:  Steven  Jones

This  Instrument  Prepared  By:

Porter  Wright  Morris  &  Arthur  LLP
5801  Pelican  Bay  Boulevard,  Suite  300
Naples,  Florida  34108-2709

                                     ------
                                    EXHIBIT A
                                    ---------


                    REVOLVING LINE OF CREDIT PROMISSORY NOTE
                    ----------------------------------------

$750,000.00     As  of  April  15,  2003
                                                                 Naples, Florida

     FOR VALUE RECEIVED, the undersigned, MVP 3, LP, a Delaware limited partnership, having its principal office at 1740 Persimmon Drive, Naples, Florida 34109 (hereinafter referred to as "Borrower"), promises to pay to the order of FIFTH THIRD BANK, FLORIDA, a Florida banking corporation, with an office at 999 Vanderbilt Beach Road, P.O. Box 413021, Naples, Florida 34103 (hereinafter referred to as "Bank"), or holder, the principal sum of Seven Hundred Fifty Thousand ($750,000.00), or so much thereof as may be advanced by Bank to Borrower from time to time pursuant to the terms hereof and of that certain Loan and Security Agreement by and between Borrower and Bank dated of even date herewith (as the same may be amended, modified, restated, extended and/or replaced from time to time, the "Loan Agreement"), together with any additional payments or sums provided for in this Note, the Loan Agreement, and the Security Instruments (as hereinafter defined), with interest from the date of advance, at the rate and in the manner hereinafter specified. The principal amount of each loan made by Bank under this Note and the amount of each prepayment made by Borrower under this Note will be recorded by Bank in the regularly maintained data processing records of Bank. The aggregate unpaid principal amount of all loans set forth in such schedule or in such records will be presumptive evidence of the principal amount owing and unpaid on this Note. However, failure by Bank to make any such entry will not limit or otherwise affect Borrower's obligations under this Note, the Loan Agreement, or the Security Instruments. Borrower may borrow, prepay (without penalty or premium), and reborrow principal hereunder, subject to the terms hereof, provided that the principal amount of all Advances (as hereinafter defined) hereunder outstanding at any one time shall not exceed the lesser of the face amount of this Note or the Borrowing Base (as hereinafter defined). If the total principal amount of all Advances made hereunder at any time exceeds the face amount of this Note or exceeds the Borrowing Base (as hereinafter defined), Borrower will immediately pay the amount of such excess to Bank.

Interest
--------

     Interest shall be at the rate per annum equal to the Prime Rate (as hereinafter defined) plus two percent (2%). Interest shall be charged on the outstanding principal balance of this Note from time to time owing from the date such principal is advanced. During the term of this Note, the rate of interest shall be based on the hereinafter defined Prime Rate from time to time in effect. Said rate of interest shall increase and decrease automatically and without notice in the same amount and on the same day that said Prime Rate increases or decreases. Any reference herein to the "prime rate of interest" or Prime Rate is hereby defined to mean the prime, base or reference rate of interest for commercial loans set and established by Bank from time to time, which rate is not intended to be nor is defined as the lowest rate of interest charged by Bank to its most preferred borrowers and whether or not such rate is actually charged. All Interest shall be calculated on the basis of a 360-day year for actual days elapsed. Interest after maturity (whether as stated, by acceleration or otherwise) on any and all portions of the principal amount and any unpaid interest shall be at a rate per annum equal to six percent (6%) above the rate otherwise then payable (hereinafter referred to as the "Default Rate of Interest"). Interest shall be payable in arrears and shall accrue as of the date of the first Advance hereunder.

Payments
--------

     Interest only on the unpaid principal balance of this Note shall be due and payable monthly in arrears commencing on the last day of April, 2003, with successive payments due on the last day of each succeeding and consecutive month thereafter, and continuing until maturity (as stated, by acceleration or otherwise), at which time the then outstanding principal amount hereof, which is acknowledged by Borrower to be a balloon payment, together with interest and any and all other amounts due hereunder or under the hereinafter described Security Instruments shall be due and payable. All payments under this Note shall be applied, at Bank's discretion, to payment of accrued interest, late fees and any other amounts due and payable by Borrower hereunder or under the Security Instruments with the balance to be applied towards the principal amount owed hereunder.

Prepayments;  Required  Payments
--------------------------------

     Borrower may prepay this Note in whole or in part at any time without premium or penalty. Any and all principal, interest payments and late fees paid by NeoGenomics to Borrower pursuant to any instruments, agreements and/or documents which are the subject of the Collateral Assignment of Loan (as hereinafter defined), excluding, however, interest payments made by NeoGenomics to Borrower in excess of those interest payments owed by Borrower to Bank, shall be immediately paid to Bank to be applied to the Liabilities (as defined in the Loan Agreement) at Bank's discretion. No prepayment or required payment made pursuant to this section shall be deemed to relieve Borrower of its obligation to make other payments hereunder, including, without limitation any scheduled interest payment.

Term  of  Note
--------------

     The entire unpaid principal balance of this Note, together with accrued interest thereon, shall be due and payable unless earlier accelerated as provided herein, on April 14, 2005, subject to extension by Bank in its sole discretion ("Maturity Date").

Place  of  Payments
-------------------

     Payments shall be payable in lawful money of the United States to Bank at its office at 999 Vanderbilt Beach Road, P.O. Box 413021, Naples, Florida 34103, or at such place as shall hereafter be designated by written notice from the holder to the Borrower.

Monetary  Default
-----------------

     Upon the failure to make any payment required hereunder or under any of the other Security Instruments or under any other obligation of Borrower to Bank when due, the entire unpaid principal of this Note, together with accrued interest thereon and any other sums due to Bank by Borrower, shall become at once due and collectible at the option of the Bank or holder, without notice or demand and Bank or holder may proceed to foreclose all liens and security interests securing this Note. The notice of the exercise of the option to accelerate contained in this paragraph is hereby expressly waived by Borrower. Failure of the Bank or holder to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

"Security  Instruments"
-----------------------

     The payment of this Note is secured by valid and subsisting (a) Loan Agreement, (b) Security Agreement of even date herewith executed by Borrower in favor of Bank, as the same may be amended, modified, extended, replaced or restated from time to time ("Borrower Security Agreement"), (c) Security Agreement of even date herewith executed by NeoGenomics in favor of Bank, as the same may be amended, modified, extended, replaced, or restated from time to time ("NeoGenomics Security Agreement"), (d) Four (4) separate Guaranties, each of even date herewith, executed by John Elliott ("Elliott"), Larry Kuhnert (aka Lawrence R. Kuhnert) ("Kuhnert"), Steve Jones ("Jones"), and NeoGenomics (collectively, jointly and severally hereinbefore and hereinafter referred to as "Guarantors" and Elliott, Kuhnert and Jones being collectively and severally referred to as "Individual Guarantors"), as either or any of the same may be amended, modified, extended, replaced, or restated from time to time (collectively, jointly and severally, the "Guaranty"), and (e) Collateral Assignment of Loan Documents executed by Borrower and NeoGenomics in favor of Bank dated of even date herewith, as the same may be amended, modified, extended, replaced or restated from time to time (hereinbefore and hereafter "Collateral Assignment of Loan"). The Loan Agreement, the Borrower Security Agreement, the NeoGenomics Security Agreement, the Guaranty, the Collateral
Assignment of Loan, and all other instruments now or hereafter executed in connection with or as security for this Note or any other obligations of Borrower to Bank have heretofore and shall hereinafter be collectively referred to as the "Security Instruments."

Security  and  Non-Monetary  Default
------------------------------------

     All of the agreements, conditions, covenants, warranties, representations, provisions and stipulations made by or imposed upon Borrower in the Security Instruments are hereby made a part of this Note to the same extent, and with the same force and effect, as if they were fully recited herein. Should there be an Event of Default (as defined in the Loan Agreement), then the Bank, or holder, shall have (after the expiration of any applicable grace period and notice expressly set forth in the Loan Agreement), in addition to any and all other rights, remedies and recourses available to it, the right and option to declare the entire unpaid principal balance and accrued interest on this Note and any other sums due to Bank by Borrower at once due and payable without further demand or presentment for payment to Borrower, and proceed to foreclose all liens and security interests securing the payment of same and to invoke all rights, remedies and recourses relating thereto. The notice of the exercise of the option to accelerate contained in this paragraph is hereby expressly waived by Borrower. Failure of the Bank or holder to exercise the option contained in this paragraph shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

Late  Charge
------------

     In the event that any payment herein provided for shall become overdue for a period in excess of ten (10) days, a late charge of five percent (5%) of such amount so overdue shall become immediately due to the Bank or holder, not as a penalty, but as agreed compensation to Bank or holder for the additional costs and expenses incident to such default in making a payment or payments. Borrower acknowledges that the exact amount of such costs and expenses may be difficult, if not impossible, to determine with certainty, and further acknowledges and confesses the amount of such charge to be a consciously considered, good faith estimate of the actual damage to Bank or holder by reason of such default. Said charge shall be payable in any event no later than the due date of the next subsequent payment hereunder. Assessment of the late charge shall not in any event be deemed to extend the date upon which such installment is due. Failure to pay an assessed late charge is an event of default. The assessment and/or collection of any late charge shall in no way impair Bank's right to pursue any other remedies upon default hereunder, nor shall the acceptance by Bank of any late payment or other performance which does not strictly comply with the terms of this Note or any of the Security Instruments, be deemed to be a waiver of any rights of Bank arising as a result of any other failure to comply.

Default  Rate
-------------

     In the event of any default hereunder or under any of the Security Instruments, the unpaid principal balance of this Note and accrued interest thereon, together with the late charge set forth in the preceding paragraph and all other sums due to Bank or holder by Borrower, shall at the option of Bank bear interest at the Default Rate of Interest from the date of occurrence of any such Event of Default until all sums are paid in full.

Right  of  Set-Off
------------------

     Borrower grants to Bank a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges and transfers to Bank all Borrower's right, title and interest in and to, the accounts of Borrower with Bank (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding, however, all IRA and Keogh accounts. Borrower authorizes Bank, to the extent permitted by applicable law and upon the occurrence of any default hereunder or under any of the Security Instruments, to charge or set-off all sums owing on this Note against any and all such accounts, provided, however, without impairing or limiting Bank's security interest, that Bank shall not set-off against any IRA or Keogh accounts.

Conditions  for  Advance
------------------------

     No Advance shall be made hereunder if Bank in its sole discretion determines that the total amount of all outstanding and unpaid Advances plus the requested Advance would exceed the Borrowing Base. No Advance shall be made hereunder if Borrower is in default hereunder or under any of the Security Instruments. No Advance shall be made hereunder without submission of a current Borrowing Base Certificate evidencing that the total of such requested Advance plus all outstanding and unpaid Advances will not exceed the Borrowing Base.

Borrowing  Base  Covenant
-------------------------

     At all times hereafter, and so long as any principal is outstanding hereunder or Bank has any obligation to advance funds hereunder, Borrower shall not permit the total of all unpaid Advances hereunder to exceed the Borrowing Base. Bank may, by notice to Borrower, require compliance with such additional covenants as Bank may, in its reasonable discretion, deem necessary to ensure that Borrower's financial status does not change in a material adverse manner.

Definitions
-----------

     As  used  herein,  the  following  terms  shall have the following meaning:

     "Accounts" shall have the meaning ascribed thereto in the Uniform Commercial Code in effect in the State of Florida from time to time, as the same may be amended and/or modified.

     "Advance"  shall  mean  each  principal  amount  advanced  hereunder.

     "Borrowing Base" shall mean the total of eighty percent (80%) of Eligible Accounts plus fifty percent (50%) of the Book Value (determined pursuant to GAAP) of all Equipment owned by NeoGenomics.

     "Borrowing Base Certificate" shall mean a collateral report substantially in the form of Exhibit 1 attached hereto and incorporated herein by reference, identifying the calculation of and basis for the Borrowing Base.

     "Eligible Accounts" shall mean all of NeoGenomics' Accounts minus (a) any of NeoGenomics Accounts which are unpaid more than ninety (90) days from the earlier of the date of invoice or billing, (b) any of NeoGenomics' Accounts owed by an Account Debtor for whom twenty-five percent (25%) or more of such Account Debtor's Total Accounts are unpaid more than sixty (60) days from the date of invoice, (c) contra accounts, i.e., Accounts owed by an Account Debtor to whom NeoGenomics is also a vendor, (d) Accounts owed by a foreign Account Debtor, and
(e) Accounts owed to NeoGenomics by Borrower or any other entity related to either Borrower or NeoGenomics by common ownership.

     "Equipment" shall have the meaning ascribed thereto in the Uniform Commercial Code in effect in the State of Florida from time to time, as the same may be amended and/or modified.

     "GAAP" means generally accepted accounting principles, consistently applied.

     "Person" means any individual, entity or governmental agency, and shall be construed in its broadest sense.

Additional  Requirements
------------------------

     Borrower  shall  submit  to  Bank  the  following:

(a)     upon  (i)  execution  of  this Note, and (ii) on or before the twentieth
(20th) day of every month, a Borrowing Base Certificate evidencing that the total of all outstanding Advances as of the execution of this Note (for a Borrowing Base Certificate submitted pursuant to (i) above), or as of the end of the preceding month (for a Borrowing Base Certificate submitted pursuant to (ii) above) does not exceed the Borrowing Base, and each Borrowing Base Certificate shall also contain a complete aging of NeoGenomics' Accounts and accounts payable;

(b) within three (3) days of filing, complete copies of its federal tax returns, with all schedules;

(c) such additional documents regarding Borrower's financial condition, assets or ability to repay Advances as Bank may deem reasonably necessary or desirable.

Depository  Relationship;  Billpayer  2000
------------------------------------------

     Prior to the execution of this Note, Borrower has established and, at all times hereafter will maintain, the Bank as its sole depository institution and will use Bank's "Billpayer 2000" program (as the same may be modified from time to time), and agrees to open such accounts, execute such documents, and perform any other acts necessary to maintain said relationship and program.

Waiver  of  Laws
----------------

     Borrower hereby waives the benefit of any laws which now or hereafter might authorize the stay of any execution to be issued on any judgment recovered on this Note or the exemption of any property from levy or sale thereunder. Borrower also waives and releases unto Bank or holder hereof, all errors, defects and imperfections whatsoever of a procedural nature in the entering of any judgment or any process or proceedings relating thereto.

WAIVER  OF  RIGHT  TO  TRIAL  BY  JURY.
--------------------------------------

     BORROWER AND BANK EACH HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR CROSS-CLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS NOTE, THE SECURITY INSTRUMENTS, THE OBLIGATIONS EVIDENCED HEREBY, AND/OR ANY COLLATERAL OR ANY TRANSACTION ARISING THEREFROM OR RELATED HERETO.

Non-Waiver
----------

     The remedies of this Note and the aforedescribed Security Instruments securing the same, providing for the enforcement of the payment of the principal sum thereby secured, together with the interest thereon, and for the performance of the covenants, conditions and agreements, matters and things herein and therein contained, are cumulative and concurrent and may be pursued singly or successively or together, at the sole discretion of Bank or holder, and may be exercised as often as occasion therefor shall occur. The waiver by Bank or any holder hereof of, or failure to enforce any covenant or condition of this Note or the Security Instruments, or to declare any default thereunder or hereunder, shall not operate as a waiver of any subsequent default or affect the right of the Bank or holder to exercise any right or remedy not expressly waived in writing by Bank or holder.

Payment  of  Expenses
---------------------

     Borrower shall pay Bank, concurrent herewith, a processing fee in the amount of $650.00 and a commitment fee in the amount of $15,000.00 and shall pay, upon receipt of an invoice therefor, all legal fees and other out-of-pocket expenses incurred by Bank in connection herewith.

Costs  of  Collection
---------------------

     Borrower hereby unconditionally agrees to pay the costs of collection of this Note, including, but not limited to, reasonable attorney fees incurred by Bank or holder, if collectible in the jurisdiction in which a judgment is rendered or sought to be enforced.

Acknowledgment  of  Type  of  Debt  and  Use  of  Proceeds
----------------------------------------------------------

     Borrower hereby acknowledges, warrants and represents that this is not a consumer transaction and that the principal sum evidenced hereby was not used for any consumer purpose but was used solely in connection with a commercial, business transaction. Borrower hereby acknowledges, warrants and represents that it will use all Advances solely as and for loans to be made to NeoGenomics.

Binding  Effect
---------------

     This obligation shall bind Borrower and Borrower's successors and permitted assigns, as the case may be, and the benefits hereof shall inure to any holder hereof and its successors and assigns.

Waiver  of  Presentment,  Etc.
------------------------------

     Borrower, and all sureties, endorsers and guarantors of this Note, if any, hereby: (a) waive demand, presentment for payment, notice of non-payment, protest, notice of protest and all other notice (unless notice is specifically otherwise required in this Note), filing of suit or diligence in collecting this Note, in enforcing any of the security rights or in proceeding against any of the property which is collateral for this Note; (b) agree to any substitution, exchange, addition or release of any such property or the addition or release of any party or Person primarily or secondarily liable herein; (c) agree that Bank or holder shall not be required first to institute any suit, or to exhaust its remedies against the Borrower or any other Person or party in order to enforce payment of this Note; (d) consent to any extension, rearrangement, renewal or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice, consent or consideration to any of them; and (e) agree that, notwithstanding the occurrence of any of the foregoing, except as to any such Person expressly released in writing by Bank or holder, they shall be and remain jointly and severally, directly and primarily, liable for all sums due hereunder and under any and all of the Security Instruments.

Governing  Law
--------------

     This Note and the Security Instruments shall be governed and construed in accordance with the laws of the State of Florida and of the United States.

Severability  -  Usury
----------------------

     The unenforceability or invalidity of any one or more provisions, clauses, sentences and/or paragraphs of this Note shall not render any other provision, clause, sentence and/or paragraph herein contained unenforceable or invalid.

     It is the intention of Bank or holder, which is signified by acceptance of this Note, that this Note shall comply with all applicable usury laws now or hereafter in effect. Accordingly, to the extent that any rate of interest stated in this Note exceeds the maximum rate of interest which may be charged on loans of the type and nature evidenced by this Note, then said interest shall be abated and reduced to the extent necessary to conform with the maximum permissible rate.

     IN WITNESS WHEREOF, Borrower has executed this Revolving Line of Credit Promissory Note as of the date and year first above written in Naples, Florida.

MVP  3,  LP,  a  Delaware  limited  partnership  ("Borrower")

By:  MEDICAL  VENTURES  PARTNERS,  LLC,
a  Delaware  limited  liability
company,  its  general partner

_________________________________
Print  Name
By:
___________________________________
          Steven  Jones,  Member

______________________
Print  Name:  _______________________

                                    EXHIBIT 1
                            FIFTH THIRD BANK, FLORIDA
                           BORROWING BASE CERTIFICATE

NeoGenomics, Inc., a Florida corporation ("Company"), and MVP 3, LP, a Delaware limited partnership ("Borrower")


     The undersigned, in accordance with and subject to the terms of the Loan and Security Agreement dated April 15, 2003 (as the same may be hereafter amended, restated, extended, revised, and/or modified from time to time, hereinafter referred to as the "Agreement"), and the Revolving Line of Credit Note as defined therein ("Note"), hereby certifies as of ______________________________ [insert month and year] that the following computations have been made in accordance with the provisions of the Agreement and the Note and without duplication or overlap:

I.     CALCULATION  OF  ELIGIBLE  ACCOUNTS

     A.     Accounts                                       $______________

     B.     Less

(a) Accounts that arose in the ordinary course of Company's business from the performance (fully completed) of services or bona fide lease, sale, manufacture, repair, processing or fabrication of personal property which have been delivered to the Account Debtor, and more than ninety (90) days have elapsed since the date on which the Account, by its original terms, was invoiced

                                                             $______________

(b) Accounts for which Company or Borrower has received notice that the Account Debtor is the subject of an action in bankruptcy court or for receivership, or otherwise fail to meet the criteria for Eligible
     Accounts                                                $______________

(c)     Accounts  owed  by  an  Account  Debtor to whom Company is also a vendor
                                                             $______________

(d) Accounts that are an Account arising out of contracts with or orders from an Account Debtor which does not have its principal place of business located in the United States of America
                                                              $______________

(e) Accounts that are an Account due from Borrower or any Affiliate, subsidiary, shareholder or employee of Borrower or Company
                                                            $______________

     Total  Non-Eligible  (sum  of  (a)  through  (e))      $______________

     C.     Total  Eligible  Accounts  (A  minus  B)        $______________

     D.     Advance  Rate  (80%)                             x  .80
                                                             --------

     E.     Accounts  Availability  per  Formula
                                                             $______________

II.     CALCULATION  OF  ELIGIBLE  EQUIPMENT

     A.     Book  Value  of  Equipment
                                                             $_____________

     B.     Advance  Rate  (50%)                              x  .50
                                                              ----------

     C.     Equipment  Availability  per  Formula             $_____________

III.     Total  Credit  Availability  per  Formula  (IE  +  IIC)
                                                               $_____________

     Revolver  Commitment  Amount          $750,000.00

     Total  Credit  Availability                              $_____________

     Less  Outstanding  RC Debt                                $_____________

     Excess  (Deficit)  Availability                           $_____________

For the purposes of inducing Fifth Third Bank, Florida to grant Revolving Line of Credit Loans pursuant to the Note and Agreement, we hereby certify that the foregoing Borrowing Base Certificate is true and correct in all particulars and that there is no Event of Default or event which, but for the passage of time or notice or both, would constitute an Event of Default under the Agreement or the Note.


NeoGenomics,  Inc.,  a Florida corporation ("Company")     MVP 3, LP, a Delaware
limited  partnership  ("Borrower")



By:__________________________________________
By:_________________________________________
Title:_________________________________________
Title:________________________________________
Dated:________________________________________
Dated:_______________________________________


Borrowing  Base  Certificate  No.:____________

                                    EXHIBIT B
                                    ---------

                                    DRAW NOTE
                                    ---------

$750,000.00     As  of  April  15,  2003
                                                                 Naples, Florida

     FOR VALUE RECEIVED, the undersigned, MVP 3, LP, a Delaware limited partnership, having its principal office at 1740 Persimmon Drive, Naples, Florida 34109 (hereinafter referred to as "Borrower"), promises to pay to the order of FIFTH THIRD BANK, FLORIDA, a Florida banking corporation, with an office at 999 Vanderbilt Beach Road, P.O. Box 413021, Naples, Florida 34103 (hereinafter referred to as "Bank"), or holder, the principal sum of Seven Hundred Fifty Thousand ($750,000.00), or so much thereof as may be advanced by Bank to Borrower from time to time pursuant to the terms hereof and of that certain Loan and Security Agreement by and between Borrower and Bank dated of even date herewith (as the same may be amended, modified, restated, extended and/or replaced from time to time, the "Loan Agreement"), together with any additional payments or sums provided for in this Note, the Loan Agreement, and the Security Instruments (as hereinafter defined), with interest from the date of advance, at the rate and in the manner hereinafter specified. The principal amount of each loan made by Bank under this Note and the amount of each prepayment made by Borrower under this Note will be recorded by Bank in the regularly maintained data processing records of Bank. The aggregate unpaid principal amount of all loans set forth in such schedule or in such records will be presumptive evidence of the principal amount owing and unpaid on this Note. However, failure by Bank to make any such entry will not limit or otherwise affect Borrower's obligations under this Note, the Loan Agreement, or the Security Instruments. Borrower may not prepay and then reborrow any principal sums hereunder. At no time will the total of all Advances (as hereafter defined) hereunder exceed the total Availability (as hereinafter defined).

Interest
--------

     Interest shall be at the rate per annum equal to the Prime Rate (as hereinafter defined) plus two-and-a-half percent (2.50%). Interest shall be charged on the outstanding principal balance of this Note from time to time owing from the date such principal is advanced. During the term of this Note, the rate of interest shall be based on the hereinafter defined Prime Rate from time to time in effect. Said rate of interest shall increase and decrease automatically and without notice in the same amount and on the same day that said Prime Rate increases or decreases. Any reference herein to the "prime rate of interest" or Prime Rate is hereby defined to mean the prime, base or reference rate of interest for commercial loans set and established by Bank from time to time, which rate is not intended to be nor is defined as the lowest rate of interest charged by Bank to its most preferred borrowers and whether or not such rate is actually charged. All Interest shall be calculated on the basis of a 360-day year for actual days elapsed. Interest after maturity (whether as stated, by acceleration or otherwise) on any and all portions of the principal amount and any unpaid interest shall be at a rate per annum equal to six percent (6%) above the rate otherwise then payable (hereinafter referred to as the "Default Rate of Interest"). Interest shall be payable in arrears and shall accrue as of the date of the first Advance hereunder.

Payments
--------

     Interest only on the unpaid principal balance of this Note shall be due and payable monthly in arrears commencing on the last day of April, 2003, with successive payments due on the last day of each succeeding and consecutive month thereafter, and continuing until maturity (as stated, by acceleration or otherwise), at which time the then outstanding principal amount hereof, which is acknowledged by Borrower to be a balloon payment, together with interest and any and all other amounts due hereunder or under the hereinafter described Security Instruments shall be due and payable. All payments under this Note shall be applied, at Bank's discretion, to payment of accrued interest, late fees and any other amounts due and payable by Borrower hereunder or under the Security Instruments with the balance to be applied towards the principal amount owed hereunder.

Prepayments;  Required  Payments
--------------------------------

     Borrower may prepay this Note in whole or in part at any time without premium or penalty. Any and all dividends payable to Medical Venture Partners, LLC, a Delaware limited liability company, and/or Borrower arising from the ownership of shares of stock of NeoGenomics, Inc., a Florida corporation ("NeoGenomics"), and/or NeoGenomics, Inc. (formerly known as American Communications Enterprises, Inc., a Nevada corporation) ("NeoGenomics Parent"), shall be paid to Bank to be applied to amounts due hereunder at Bank's discretion. Any and all principal, interest payments and late fees paid by NeoGenomics to Borrower pursuant to any instruments, agreements and/or documents which are the subject of the Collateral Assignment of Loan (as hereinafter defined), excluding, however, interest payments made by NeoGenomics to Borrower in excess of those interest payments owed by Borrower to Bank, shall be immediately paid to Bank to be applied to the Liabilities (as defined in the Loan Agreement) at Bank's discretion. No prepayment or required payment made pursuant to this section shall be deemed to relieve Borrower of its obligation to make other payments hereunder, including, without limitation any scheduled interest payment.

Term  of  Note
--------------

     The entire unpaid principal balance of this Note, together with accrued interest thereon, shall be due and payable unless earlier accelerated as provided herein, on April 14, 2005, subject to extension by Bank in its sole discretion ("Maturity Date").

Place  of  Payments
-------------------

     Payments shall be payable in lawful money of the United States to Bank at its office at 999 Vanderbilt Beach Road, P.O. Box 413021, Naples, Florida 34103, or at such place as shall hereafter be designated by written notice from the holder to the Borrower.

Monetary  Default
-----------------

     Upon the failure to make any payment required hereunder or under any of the other Security Instruments or under any other obligation of Borrower to Bank when due, the entire unpaid principal of this Note, together with accrued interest thereon and any other sums due to Bank by Borrower, shall become at once due and collectible at the option of the Bank or holder, without notice or demand and Bank or holder may proceed to foreclose all liens and security interests securing this Note. The notice of the exercise of the option to accelerate contained in this paragraph is hereby expressly waived by Borrower. Failure of the Bank or holder to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

"Security  Instruments"
-----------------------

     The payment of this Note is secured by valid and subsisting (a) Loan Agreement, (b) Security Agreement of even date herewith executed by Borrower in favor of Bank, as the same may be amended, modified, extended, replaced or restated from time to time ("Borrower Security Agreement"), (c) Security Agreement of even date herewith executed by NeoGenomics in favor of Bank, as the same may be amended, modified, extended, replaced, or restated from time to time ("NeoGenomics Security Agreement"), (d) Four (4) separate Guaranties, each of even date herewith, executed by John Elliott ("Elliott"), Larry Kuhnert (aka Lawrence R. Kuhnert) ("Kuhnert "), Steve Jones ("Jones"), and NeoGenomics (collectively, jointly and severally hereinbefore and hereinafter "Guarantors" and Elliott, Kuhnert and Jones being collectively and severally referred to as "Individual Guarantors"), as either or any of the same may be amended, modified, extended, replaced, or restated from time to time (collectively, jointly and severally, the "Guaranty"), (e) Collateral Assignment of Loan Documents executed by Borrower and NeoGenomics in favor of Bank dated of even date herewith, as the same may be amended, modified, extended, replaced or restated from time to time (hereinbefore and hereafter "Collateral Assignment of Loan"), (f) Collateral Assignment of Life Insurance Policies assigning life insurance policies to be obtained on the lives of Individual Guarantors in an amount of not less than Seven Hundred Fifty Thousand Dollars ($750,000.00) in the aggregate, to be delivered to Bank within thirty (30) days after the execution of this Note ("Life Insurance Assignments"), and (g) Stock Pledge Agreement dated of even or approximately even date herewith executed by Kuhnert in favor of Bank, as the same may be amended, modified, extended, replaced or restated from time to time (hereinbefore and hereafter "Stock Pledge Agreement"). The Loan Agreement, the Borrower Security Agreement, the NeoGenomics Security Agreement, the Guaranty, the Stock Pledge Agreement, the Collateral Assignment of Loan, the Life Insurance Assignments, and all other instruments now or hereafter executed in connection with or as security for this Note or any other obligations of Borrower to Bank have heretofore and shall hereinafter be collectively referred to as the "Security Instruments."

Security  and  Non-Monetary  Default
------------------------------------

     All of the agreements, conditions, covenants, warranties, representations, provisions and stipulations made by or imposed upon Borrower in the Security Instruments are hereby made a part of this Note to the same extent, and with the same force and effect, as if they were fully recited herein. Should there be an Event of Default (as defined in the Loan Agreement), then the Bank, or holder, shall have (after the expiration of any applicable grace period and notice expressly set forth in the Loan Agreement), in addition to any and all other rights, remedies and recourses available to it, the right and option to declare the entire unpaid principal balance and accrued interest on this Note and any other sums due to Bank by Borrower at once due and payable without further demand or presentment for payment to Borrower, and proceed to foreclose all liens and security interests securing the payment of same and to invoke all rights, remedies and recourses relating thereto. The notice of the exercise of the option to accelerate contained in this paragraph is hereby expressly waived by Borrower. Failure of the Bank or holder to exercise the option contained in this paragraph shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

Late  Charge
------------

     In the event that any payment herein provided for shall become overdue for a period in excess of ten (10) days, a late charge of five percent (5%) of such amount so overdue shall become immediately due to the Bank or holder, not as a penalty, but as agreed compensation to Bank or holder for the additional costs and expenses incident to such default in making a payment or payments. Borrower acknowledges that the exact amount of such costs and expenses may be difficult, if not impossible, to determine with certainty, and further acknowledges and confesses the amount of such charge to be a consciously considered, good faith estimate of the actual damage to Bank or holder by reason of such default. Said charge shall be payable in any event no later than the due date of the next subsequent payment hereunder. Assessment of the late charge shall not in any event be deemed to extend the date upon which such installment is due. Failure to pay an assessed late charge is an event of default. The assessment and/or collection of any late charge shall in no way impair Bank's right to pursue any other remedies upon default hereunder, nor shall the acceptance by Bank of any late payment or other performance which does not strictly comply with the terms of this Note or any of the Security Instruments, be deemed to be a waiver of any rights of Bank arising as a result of any other failure to comply.

Default  Rate
-------------

     In the event of any default hereunder or under any of the Security Instruments, the unpaid principal balance of this Note and accrued interest thereon, together with the late charge set forth in the preceding paragraph and all other sums due to Bank or holder by Borrower, shall at the option of Bank bear interest at the Default Rate of Interest from the date of occurrence of any such Event of Default until all sums are paid in full.

Right  of  Set-Off
------------------

     Borrower grants to Bank a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges and transfers to Bank all Borrower's right, title and interest in and to, the accounts of Borrower with Bank (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding, however, all IRA and Keogh accounts. Borrower authorizes Bank, to the extent permitted by applicable law and upon the occurrence of any default hereunder or under any of the Security Instruments, to charge or set-off all sums owing on this Note against any and all such accounts, provided, however, without impairing or limiting Bank's security interest, that Bank shall not set-off against any IRA or Keogh accounts.

Conditions  for  Advance
------------------------

     No Advance shall be made hereunder in excess of the Availability. The amount of Availability shall be equal twice the lending value (calculated by Bank pursuant to its standard lending policies in effect from time to time) of Additional Collateral provided by the Individual Guarantors from time to time. Collateral provided at the time of execution of this Note shall not constitute Additional Collateral or create any Availability except the Initial Availability of One Hundred Twenty-Five Thousand Dollars ($125,000.00). Availability shall be increased from time to time in increments of at least Two Hundred Fifty Thousand Dollars ($250,000.00) (or such lesser amount as Bank may agree), with additional Collateral provided in increments of at least One Hundred Twenty-Five Thousand Dollars ($125,000.00) (or such lesser amount as Bank may agree). All Additional Collateral must be acceptable to Bank in its sole discretion. The delivery of Additional Collateral shall not create Availability unless and until Bank shall have received such additional documents, instruments and/or certifications as it shall deem necessary to create, perfect and/or maintain a security interest and/or lien on such Additional Collateral in favor of Bank.

Definitions
-----------

     As  used  herein,  the  following  terms  shall have the following meaning:

     "Additional Collateral" shall mean such collateral hereafter granted by Individual Guarantors to create Availability.

     "Advance"  shall  mean  each  principal  amount  advanced  hereunder.

     "Availability" shall mean the maximum amount permitted to be drawn by Borrower hereunder based upon the value of collateral granted by the Individual Guarantors to secure Advances, as described in this Note.

     "GAAP" means generally accepted accounting principles, consistently applied.

     "Person" means any individual, entity or governmental agency, and shall be construed in its broadest sense.

Additional  Requirements
------------------------

     Borrower  shall  submit  to  Bank  the  following:

(a)     Additional  Collateral  in connection with any increase in Availability;

(b) within three (3) days of filing, complete copies of its federal tax returns, with all schedules;

(c) with any increase in Availability, the required commitment fee pursuant to the Loan Agreement; and

(f) such additional documents regarding Borrower's financial condition, assets or ability to repay Advances as Bank may reasonably deem necessary or desirable.

Depository  Relationship;  Billpayer  2000
------------------------------------------

     Prior to the execution of this Note, Borrower has established and, at all times hereafter will maintain, the Bank as its sole depository institution and will use Bank's "Billpayer 2000" program (as the same may be modified from time to time), and agrees to open such accounts, execute such documents, and perform any other acts necessary to maintain said relationship and program.

Waiver  of  Laws
----------------

     Borrower hereby waives the benefit of any laws which now or hereafter might authorize the stay of any execution to be issued on any judgment recovered on this Note or the exemption of any property from levy or sale thereunder. Borrower also waives and releases unto Bank or holder hereof, all errors, defects and imperfections whatsoever of a procedural nature in the entering of any judgment or any process or proceedings relating thereto.

WAIVER  OF  RIGHT  TO  TRIAL  BY  JURY.
--------------------------------------

     BORROWER AND BANK EACH HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR CROSS-CLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS NOTE, THE SECURITY INSTRUMENTS, THE OBLIGATIONS EVIDENCED HEREBY, AND/OR ANY COLLATERAL OR ANY TRANSACTION ARISING THEREFROM OR RELATED HERETO.

Non-Waiver
----------

     The remedies of this Note and the aforedescribed Security Instruments securing the same, providing for the enforcement of the payment of the principal sum thereby secured, together with the interest thereon, and for the performance of the covenants, conditions and agreements, matters and things herein and therein contained, are cumulative and concurrent and may be pursued singly or successively or together, at the sole discretion of Bank or holder, and may be exercised as often as occasion therefor shall occur. The waiver by Bank or any holder hereof of, or failure to enforce any covenant or condition of this Note or the Security Instruments, or to declare any default thereunder or hereunder, shall not operate as a waiver of any subsequent default or affect the right of the Bank or holder to exercise any right or remedy not expressly waived in writing by Bank or holder.

Payment  of  Expenses
---------------------

     Borrower shall pay Bank, concurrent herewith, a commitment fee in the amount of $5,000.00 at closing, and shall pay, upon receipt of an invoice therefor, all legal fees and other out-of-pocket expenses incurred by Bank in connection herewith.

Costs  of  Collection
---------------------

     Borrower hereby unconditionally agrees to pay the costs of collection of this Note, including, but not limited to, reasonable attorney fees incurred by Bank or holder, if collectible in the jurisdiction in which a judgment is rendered or sought to be enforced.

Acknowledgment  of  Type  of  Debt  and  Use  of  Proceeds
----------------------------------------------------------

     Borrower hereby acknowledges, warrants and represents that this is not a consumer transaction and that the principal sum evidenced hereby was not used for any consumer purpose but was used solely in connection with a commercial, business transaction. Borrower hereby acknowledges, warrants and represents that it will use all Advances solely as and for funds in an amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000.00) for its working capital purposes (including, without limitation, its acquisition of stock of NeoGenomics, Inc., a Nevada corporation, the parent of NeoGenomics), and the remainder as loans to NeoGenomics, and for no other purposes.

Binding  Effect
---------------

     This obligation shall bind Borrower and Borrower's successors and permitted assigns, as the case may be, and the benefits hereof shall inure to any holder hereof and its successors and assigns.

Waiver  of  Presentment,  Etc.
------------------------------

     Borrower, and all sureties, endorsers and guarantors of this Note, if any, hereby: (a) waive demand, presentment for payment, notice of non-payment, protest, notice of protest and all other notice (unless notice is specifically otherwise required in this Note), filing of suit or diligence in collecting this Note, in enforcing any of the security rights or in proceeding against any of the property which is collateral for this Note; (b) agree to any substitution, exchange, addition or release of any such property or the addition or release of any party or Person primarily or secondarily liable herein; (c) agree that Bank or holder shall not be required first to institute any suit, or to exhaust its remedies against the Borrower or any other Person or party in order to enforce payment of this Note; (d) consent to any extension, rearrangement, renewal or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice, consent or consideration to any of them; and (e) agree that, notwithstanding the occurrence of any of the foregoing, except as to any such Person expressly released in writing by Bank or holder, they shall be and remain jointly and severally, directly and primarily, liable for all sums due hereunder and under any and all of the Security Instruments.

Governing  Law
--------------

     This Note and the Security Instruments shall be governed and construed in accordance with the laws of the State of Florida and of the United States.

Severability  -  Usury
----------------------

     The unenforceability or invalidity of any one or more provisions, clauses, sentences and/or paragraphs of this Note shall not render any other provision, clause, sentence and/or paragraph herein contained unenforceable or invalid.

     It is the intention of Bank or holder, which is signified by acceptance of this Note, that this Note shall comply with all applicable usury laws now or hereafter in effect. Accordingly, to the extent that any rate of interest stated in this Note exceeds the maximum rate of interest which may be charged on loans of the type and nature evidenced by this Note, then said interest shall be abated and reduced to the extent necessary to conform with the maximum permissible rate.

     IN WITNESS WHEREOF, Borrower has executed this Draw Note as of the date and year first above written in Naples, Florida.

MVP  3,  LP,  a  Delaware  limited  partnership
("Borrower")

By:  Medical  Venture Partners, LLC ,
a Delaware limited liability company,
its  general  partner

________________________________
Print  Name_______________________
By:  ________________________________
________________________________
Steven  Jones,  Member
Print  Name_______________________

                                    EXHIBIT C
                                    ---------

             FORM OF COLLATERAL ASSIGNMENT OF LIFE INSURANCE POLICY
             ------------------------------------------------------

                                  SCHEDULE 9(F)
                                  -------------

                                LEGAL PROCEEDINGS
                                -----------------


     The Parent has received several e-mails and telephone messages from persons purporting to be current shareholders of the Parent threatening legal action against the Parent and its directors with respect to the Parent's recently announced reverse stock split. These claims have generally indicated that the parties propose to undertake litigation against the Parent and its directors due to the negative impact of the reverse stock split on the Parent's shareholders. To the knowledge of the Parent, no legal proceedings have been filed with respect to any such claims.

                                 SCHEDULE 14(A)
                                 --------------

                        BORROWER'S EXISTING INDEBTEDNESS
                        --------------------------------


                          Michael T. Dent, M.D.     $31,273.00

                          Naples  Women's  Center   $60,165.00